SEMIANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                 JUNE 30, 1997

                                AMERICAN CENTURY
                                    VARIABLE
                                PORTFOLIOS, INC.

                                    VP Value

[front cover]


                               TABLE OF CONTENTS

Our Message to You.....................................................        1
Performance & Portfolio Information....................................        2
Management Q & A.......................................................        3
Schedule of Investments................................................        5
Statement of Assets and Liabilities....................................        7
Statement of Operations................................................        8
Statements of Changes in Net Assets....................................        9
Notes to Financial Statements..........................................       10
Financial Highlights...................................................       12
Background Information
     Investment Philosophy and Policies................................       16
     Comparative Indices...............................................       16
     Fund Management Team Leaders......................................       16
Glossary...............................................................       17

We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.

                                                    American Century Investments


                               OUR MESSAGE TO YOU

           [photo of James E. Stowers, Jr. and James E. Stowers III]

     The six months ended June 30, 1997, were rewarding for investors in American Century VP Value Fund, formerly TCI Value. In the Management Q&A that follows, the investment team discusses the fund's performance and strategy during the period.

     To enhance our conservative equity offerings, we are pleased to announce that we plan to add VP Income & Growth in September. This fund will use quantitative management strategies to pursue its investment objectives -- dividend growth, current income and capital appreciation. VP Income & Growth is designed to be a core holding for annuity investors seeking a fund that uses a risk-adjusted investment approach to provide returns representative of the overall performance of the U.S. stock market.

     In addition to building our fund family, we have also been strengthening our corporate team. In June, Bill Lyons, American Century's chief operating officer, became president, assuming full responsibility for the company's day-to-day operations. This change will enable us to spend more time developing and refining new investment technologies that build on the proprietary system we pioneered 25 years ago. One of our goals is to ensure that we continue to evolve and innovate -- building the investment tools today that will lead us and our investors to success in the next century.

     In July, American Century agreed to enter into a business partnership with J.P. Morgan & Co., one of the strongest and most respected firms in the financial services industry. J.P. Morgan will become a significant minority owner of American Century Companies, Inc., the parent corporation of the investment manager of American Century mutual funds. Through this partnership, we see many opportunities to expand the range of investment choices and services we offer. A global financial services firm, J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs.

     Within the framework of this new relationship American Century will continue to operate as an independent company. No changes in your fund's portfolio managers, investment policies, fees or expenses are anticipated as a result of this transaction. American Century's corporate management team remains the same, and the Stowers family will retain voting control of the company.

     In closing, we want to reassure you that American Century remains committed to serving your investment needs first and foremost. Thank you for your trust and confidence.

Sincerely,

/s/James E. Stowers, Jr.                         /s/James E. Stowers III
James E. Stowers, Jr.                            James E. Stowers III
Chairman of the Board and Founder                Chief Executive Officer

Semiannual Report                                      Our Message to You      1

                      PERFORMANCE & PORTFOLIO INFORMATION

                                                6 MONTHS(1)         1 YEAR       LIFE OF FUND(2)

TOTAL RETURNS AS OF JUNE 30, 1997

   VP VALUE.................................      13.35%            23.86%           23.01%
   S&P 500..................................      20.61%            34.69%           32.49%
   S&P 500/BARRA Value Index................      16.49%            30.89%           27.06%

(1)  Not annualized.
(2)  Average annual return. The fund's inception date was 5/1/96.

See pages 16 and 17 for more information about comparative indices and returns.

[line graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

$10,000 investment made 5/1/96

Value on 6/30/97

S&P 500 $13,876
S&P 500 BARRA Value Index $13,223
VP Value $12,727

                                     S&P 500 BARRA
                  S & P 500            VALUE INDEX            VP VALUE
                    ACCT                  ACCT                  ACCT
DATE                VALUE                 VALUE                 VALUE

5/01/96          $10,000.00            $10,000.00            $10,000.00
5/31/96          $10,222.00            $10,151.00            $10,120.00
6/30/96          $10,302.00            $10,102.00            $10,275.00
7/31/96          $ 9,831.00            $ 9,676.00            $ 9,673.00
8/31/96          $10,016.00            $ 9,943.00            $ 9,974.00
9/30/96          $10,619.00            $10,369.00            $10,323.00
10/31/96         $10,897.00            $10,720.00            $10,484.00
11/30/96         $11,696.00            $11,540.00            $11,148.00
12/31/96         $11,505.00            $11,351.00            $11,228.00
1/31/97          $12,208.00            $11,874.00            $11,363.00
2/28/97          $12,280.00            $11,961.00            $11,544.00
3/31/97          $11,816.00            $11,552.00            $11,256.00
4/30/97          $12,502.00            $11,985.00            $11,460.00
5/31/97          $13,236.00            $12,737.00            $12,216.00
6/30/97          $13,876.00            $13,223.00            $12,727.00

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the return lines of the indices do not.

PORTFOLIO AT A GLANCE

                                 6/30/97         12/31/96

Number of Companies                71               78
Price/Earnings Ratio              26.5             15.0
Portfolio Turnover               39%(1)           49%(2)

(1)  Six months ended 6/30/97.
(2)  Period ended 12/31/96.

See Glossary on page 17 for investment terms.

2    Performance & Portfolio Information            American Century Investments


                                MANAGEMENT Q & A

     An interview with Phil Davidson and Peter Zuger, portfolio managers on the VP Value investment team.

HOW DID THE FUND PERFORM FOR THE SIX MONTHS ENDING JUNE 30, 1997?

     VP Value performed solidly, returning 13.35%, but lagged its benchmark and the U.S. stock market in general. The fund's benchmark, the S&P 500/BARRA Value Index, posted a total return of 16.49%, while the S&P 500 returned 20.61%. For the 12 months ended June 30, 1997, VP Value was up 23.86%, compared to the S&P 500/BARRA Value's 30.89% return and the 34.69% return posted by the S&P 500.

     VP Value seeks superior risk-adjusted returns, and it is managed to be less volatile than the market overall. That means that it may underperform during strong rallies (such as those that characterized much of the period covered by this report) and outperform during sharp declines. True to its nature, VP Value did not keep pace with the market during the second quarter, but it dropped significantly less than the market during the correction lasting from February to mid-April.

WHAT EXPLAINS THE FUND'S RELATIVE PERFORMANCE AGAINST ITS BENCHMARK?

     The most significant factor was VP Value's weighting in electric utilities, which represented approximately 10% of the portfolio, compared to the S&P 500/BARRA Value index's approximately 4.95% weighting at the end of the period. The electric utility sector underperformed the market against a backdrop of fluctuating interest rates and investor concern over recent regulatory changes that could increase competition. However, we continue to hold several utility stocks that fit our requirements for stability, higher quality and attractive valuation. One such holding is Union Electric. Its share price has declined due to market concerns over interest rates and industry consolidation, but by our measures the company has excellent fundamentals and future appreciation potential.

WHAT EXPLAINS THE FUND'S RELATIVE PERFORMANCE AGAINST THE S&P 500?

     During much of the period, the market generally favored large-capitalization, steady-growth-oriented companies, such as those found in the S&P 500 and, more specifically, the S&P 500/BARRA Growth Index. This index, which reflects the performance of those S&P 500 companies with higher price-to-book ratios, gained 24.58% for the period, far surpassing the return posted by the S&P 500/BARRA Value Index. Most of these large-capitalization companies were outside VP Value's valuation parameters. Currently, we are finding what we think are the best opportunities in the medium-capitalization range.

WHAT INVESTMENTS CONTRIBUTED POSITIVELY  TO THE FUND'S PERFORMANCE?

     Good stock selection across several industries played a key role in the fund's performance. Our best-performing stock was CSX Corporation, a railroad. CSX and a competitor, Norfolk Southern, jointly acquired Conrail in the first quarter at terms that were advantageous to CSX. This bodes particularly well for the fund, as we had bought CSX early in the acquisition negotiations when investor uncertainty caused the stock to be favorably priced.

     Another factor that contributed significantly to the fund's return was our sizable investment in chemical companies. Our holdings included Petrolite, a specialty chemical company that announced its buyout by Baker Hughes in the first quarter, and Lubrizol Corporation, a manufacturer of lubrication additives, which benefited from both modest improvement in the industry and a more focused capital expenditure program. We also saw a nice recovery in Millenium Chemical, a commodity-based chemical producer whose stock had been depressed due to poor pricing in some of the company's key products.

Semiannual Report                                        Management Q & A      3


                                MANAGEMENT Q & A

WHAT SIGNIFICANT CHANGES DID YOU MAKE TO THE PORTFOLIO?

     While we maintained positions in some electric utilities, we eliminated our holdings of AT&T, a telephone utility, early in the year when we became concerned about the company's fundamental outlook. We also trimmed our holdings somewhat in chemical and resin stocks due to favorable pricing.

     On the buy side, we began re-establishing positions in energy stocks late in the period, as energy prices softened and valuations became attractive, especially in middle-cap oil and gas producers. We bought several well-positioned companies in the automobile and auto parts sector, such as Cooper Tire and Echlin Inc., which have performed well and remain attractive. We also increased our positions in retail grocery store and general merchandise stocks, which were historically inexpensive and for which expectations were low based on slower near-term growth.

WHAT IS YOUR OUTLOOK FOR THE FUND?

     Although the markets overall are richly valued, we are still able to fill the portfolio with what we believe are attractively valued companies, particularly in the mid-cap range. Our emphasis continues to be on individual stock selection. Rather than focus on the market in general or on specific sectors or themes, we concentrate on fundamentals --the issuing company's business potential, its valuation and its dividend-paying ability -- in our effort to provide investors with attractive returns and lower risk consistent with conservative equity funds.

TOP TEN HOLDINGS                           % of fund investments

                                         As of             As of
                                         6/30/97          12/31/96

Giant Food Inc. Cl A                      4.1%              4.3%
Mallinckrodt Inc.                         2.5%                --
Florida Progress Corp.                    2.5%              0.7%
Dillard Department
   Stores, Inc. Cl A                      2.4%              2.8%
Great Lakes Chemical Corp.                2.4%              2.5%
Superior Industries
   International, Inc.                    2.3%              1.6%
Archer-Daniels-Midland Co.                2.3%              1.6%
Albertson's, Inc.                         2.3%              1.2%
Litton Industries, Inc.                   2.2%               --
Nalco Chemical Co.                        2.1%              1.0%


TOP FIVE INDUSTRIES                        % of fund investments

                                         As of             As of
                                         6/30/97          12/31/96

Utilities                                 10.0%              6.5%
Chemicals & Resins                         8.7%             12.2%
Food & Beverage                            8.4%              5.8%
Energy (Production
   & Marketing)                            7.9%              6.6%
Retail (Food & Drug)                       7.8%              5.9%

4    Management Q & A                               American Century Investments


                            SCHEDULE OF INVESTMENTS

JUNE 30, 1997 (UNAUDITED)

Shares                                                                  Value
-----------------------------------------------------------------------------

COMMON STOCKS

AEROSPACE & DEFENSE--2.2%
    42,800   Litton Industries, Inc.(1)                            $   2,067,775
                                                                  --------------

AUTOMOBILES & AUTO PARTS--5.4%
    60,400   Cooper Tire and Rubber Company                            1,328,800
    41,700   Echlin Inc.                                               1,501,200
    82,400   Superior Industries International, Inc.                   2,183,600
                                                                  --------------
                                                                       5,013,600
                                                                  --------------

BANKING--3.7%
    26,100   First Virginia Banks, Inc.                                1,574,156
    31,100   Mercantile Bancorporation Inc.                            1,889,325
                                                                  --------------
                                                                       3,463,481
                                                                  --------------

BUILDING & HOME IMPROVEMENTS--0.1%
     7,400   Juno Lighting, Inc.                                         119,325
                                                                  --------------

BUSINESS SERVICES & SUPPLIES--1.3%
    79,500   Reynolds & Reynolds Co.                                   1,252,125
                                                                  --------------

CHEMICALS & RESINS--8.7%
    13,400   Albemarle Corp.                                             282,238
     9,000   Dow Chemical Co.                                            784,125
    41,800   Great Lakes Chemical Corp.                                2,189,275
    26,700   Lubrizol Corp.                                            1,119,731
    80,400   Millennium Chemicals Inc.                                 1,829,100
    50,100   Nalco Chemical Co.                                        1,935,112
                                                                  --------------
                                                                       8,139,581
                                                                  --------------

COMMUNICATIONS SERVICES--1.9%
    86,400   Frontier Corp.                                            1,722,600
                                                                  --------------

COMPUTER SOFTWARE & SERVICES--0.4%
    12,500   GTECH Holdings Corp.(1)                                     403,125
                                                                  --------------

CONTROL & MEASUREMENT--0.2%
     9,100   Elsag Bailey Process Automation N.V.(1)                     167,212
                                                                  --------------

ELECTRICAL & ELECTRONIC
COMPONENTS--2.1%
    46,300   AMP, Inc.                                                 1,933,025
                                                                  --------------

ENERGY (PRODUCTION & MARKETING)--7.9%
    19,400   Amoco Corp.                                               1,686,588
    18,400   Apache Corp.                                                598,000
     9,200   Burlington Resources Inc.                                   405,950


Shares                                                                  Value
-----------------------------------------------------------------------------

    45,900   MAPCO Inc.                                            $   1,445,850
    31,000   Murphy Oil Corp.                                          1,511,250
   100,000   Seagull Energy Corp.(1)                                   1,750,000
                                                                  --------------
                                                                       7,397,638
                                                                  --------------

ENVIRONMENTAL SERVICES--3.2%
    48,300   Browning-Ferris Industries, Inc.                          1,605,975
     4,000   Safety-Kleen Corp.                                           67,500
    19,100   WMX Technologies, Inc.                                      613,588
    44,200   Wheelabrator Technologies Inc.                              682,338
                                                                  --------------
                                                                       2,969,401
                                                                  --------------

FINANCIAL SERVICES--1.1%
    19,000   Salomon Inc.                                              1,056,875
                                                                  --------------

FOOD & BEVERAGE--8.4%
    89,430   Archer-Daniels-Midland Co.                                2,101,605
    50,400   Hormel Foods Corp.                                        1,354,500
    76,800   IBP, Inc.                                                 1,785,600
    47,800   Ralcorp Holdings, Inc.(1)                                   705,050
    49,000   Universal Foods Corp.                                     1,868,125
                                                                  --------------
                                                                       7,814,880
                                                                  --------------

HEALTHCARE--0.5%
    13,300   Seafield Capital Corp.                                      472,150
                                                                  --------------

INDUSTRIAL EQUIPMENT & MACHINERY--2.4%
    28,100   Cooper Industries, Inc.                                   1,397,975
    10,500   Gerber Scientific, Inc.                                     207,375
    10,900   Tecumseh Products Cl A                                      653,319
                                                                  --------------
                                                                       2,258,669
                                                                  --------------

INSURANCE--3.1%
    22,600   Argonaut Group, Inc.                                        672,350
    17,100   CNA Financial Corp.(1)                                    1,802,981
     7,900   NAC Re Corp.                                                382,163
                                                                  --------------
                                                                       2,857,494
                                                                  --------------

METALS & MINING--1.3%
    23,800   Ashland Coal, Inc.                                          678,300
     6,900   Reynolds Metals Co.                                         491,625
                                                                  --------------
                                                                       1,169,925
                                                                  --------------

PAPER & FOREST PRODUCTS--4.7%
    29,700   Chesapeake Corp.                                          1,002,375
    27,000   Rayonier, Inc.                                            1,135,687

See Notes to Financial Statements

Semiannual Report                                 Schedule of Investments      5


                            SCHEDULE OF INVESTMENTS

JUNE 30, 1997 (UNAUDITED)

Shares                                                                  Value
-----------------------------------------------------------------------------

    23,900   Union Camp Corp.                                      $   1,195,000
    34,600   Westvaco Corp.                                            1,087,738
                                                                  --------------
                                                                       4,420,800
                                                                  --------------

PHARMACEUTICALS--3.1%
    16,200   Allergan, Inc.                                              515,363
    62,500   Mallinckrodt Inc.                                         2,375,000
                                                                  --------------
                                                                       2,890,363
                                                                  --------------

PRINTING & PUBLISHING--2.6%
    45,200   Banta Corp.                                               1,231,700
    39,925   McClatchy Newspapers, Inc.                                1,172,797
                                                                  --------------
                                                                       2,404,497
                                                                  --------------

RAILROADS--2.0%
    33,200   CSX Corp.                                                 1,842,600
                                                                  --------------

RESTAURANTS--0.5%
    30,000   Brinker International, Inc.(1)                              427,500
                                                                  --------------

RETAIL (FOOD & DRUG)--7.8%
    57,500   Albertson's, Inc.                                         2,098,750
    80,300   Food Lion, Inc. Cl A                                        575,902
   118,100   Giant Food Inc. Cl A(2)                                   3,853,012
    20,200   Hannaford Brothers Co.                                      718,363
                                                                  --------------
                                                                       7,246,027
                                                                  --------------

RETAIL (GENERAL MERCHANDISE)--5.5%
    65,700   Dillard Department Stores, Inc. Cl A(2)                   2,274,862
    18,600   May Department Stores Co. (The)                             878,850
    17,800   Mercantile Stores Co., Inc.                               1,120,288
    16,200   Penney (J.C.) Company, Inc.                                 845,437
                                                                  --------------
                                                                       5,119,437
                                                                  --------------

TEXTILES & APPAREL--0.5%
    42,000   Shaw Industries, Inc.                                       446,250
                                                                  --------------

TOBACCO--0.5%
    16,500   UST Inc.                                                    457,875
                                                                  --------------

TRANSPORTATION--1.8%
    38,400   XTRA Corp.                                                1,687,200
                                                                  --------------

UTILITIES--10.0%
    73,000   Florida Progress Corp.                                    2,285,812
    31,500   Kansas City Power & Light Co.                               899,719
    59,100   New York State Electric & Gas Corp.                       1,233,712
    29,800   Potomac Electric Power Co.                                  689,125


Shares                                                                  Value
-----------------------------------------------------------------------------

    45,000   Texas Utilities Electric Co.                          $   1,549,687
    23,000   Union Electric Co.                                          866,812
    72,200   Wisconsin Energy Corp.                                    1,795,975
                                                                  --------------
                                                                       9,320,842
                                                                  --------------

TOTAL COMMON STOCKS--92.9%                                            86,542,272
   (Cost $81,146,513)                                             --------------

TEMPORARY CASH INVESTMENTS
   Repurchase Agreement, Goldman Sachs
     & Co., Inc., (U.S. Treasury obligations),
     in a joint trading account at 5.80%,
     dated 6/30/97, due 7/1/97
     (Delivery value $4,500,725)                                       4,500,000

   Repurchase Agreement, Merrill Lynch & Co.,
     Inc., (U.S. Treasury obligations), in a
     joint trading account at 5.65%, dated
     6/30/97, due 7/1/97 (Delivery value
     $2,100,330)                                                       2,100,000
                                                                  --------------

TOTAL TEMPORARY CASH INVESTMENTS--7.1%                                 6,600,000
   (Cost $6,600,000)                                              --------------

TOTAL INVESTMENT SECURITIES--100.0%                                $  93,142,272
   (Cost $87,746,513)                                             ==============

FUTURES CONTRACTS

                                              Underlying
                          Expiration          Face Amount         Unrealized
     Purchased               Date              at Value           Gain (Loss)
------------------     ----------------      -------------       -------------
7 S&P 500 Futures       September 1997        $3,115,875           $377,430
1 S&P 500 Future         December 1997           449,950            (5,560)
                                             -------------       -------------
                                              $3,565,825           $371,870
                                             =============       =============

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.
(2) Security, or a portion thereof, has been segregated at the custodian bank for futures contracts.

See Notes to Financial Statements

6    Schedule of Investments                        American Century Investments

                       STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1997 (UNAUDITED)

ASSETS
Investment securities, at value (identified cost of $87,746,513) (Note 3)............................     $  93,142,272
Cash ................................................................................................         1,467,735
Receivable for investments sold......................................................................           632,363
Dividends and interest receivable....................................................................           115,594
                                                                                                          --------------
                                                                                                             95,357,964
                                                                                                          --------------

LIABILITIES

Payable for investments purchased....................................................................         2,607,918
Payable for capital shares redeemed..................................................................           342,730
Accrued management fees (Note 2).....................................................................            68,763
Payable for variation on futures contracts (Note 1)..................................................            26,625
                                                                                                          --------------
                                                                                                              3,046,036
                                                                                                          --------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES..........................................................     $  92,311,928
                                                                                                          ==============

CAPITAL SHARES, $0.01 PAR VALUE

Authorized...........................................................................................       200,000,000
                                                                                                          ==============
Outstanding..........................................................................................        14,808,250
                                                                                                          ==============

NET ASSET VALUE PER SHARE............................................................................     $        6.23
                                                                                                          ==============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)..............................................................     $  82,719,431
Undistributed net investment income..................................................................           320,281
Accumulated net realized gain from investments and foreign currency transactions.....................         3,504,587
Net unrealized appreciation on investments and translation of
     assets and liabilities in foreign currencies (Note 3)...........................................         5,767,629
                                                                                                          --------------
                                                                                                          $  92,311,928
                                                                                                          ==============

See Notes to Financial Statements

Semiannual Report                     Statement of Assets and Liabilities      7

                             STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME
INCOME:
Dividends (net of foreign taxes withheld of $3,035)..................................................     $     703,136
Interest.............................................................................................           103,377
                                                                                                          --------------
                                                                                                                806,513
                                                                                                          --------------

EXPENSES (NOTE 2):
Management fees......................................................................................           277,880
Directors' fees and expenses.........................................................................               351
                                                                                                          --------------
                                                                                                                278,231
                                                                                                          --------------

NET INVESTMENT INCOME................................................................................           528,282
                                                                                                          --------------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

NET REALIZED GAIN ON:
Investments..........................................................................................         3,524,561
Foreign currency transactions........................................................................             8,033
                                                                                                          --------------
                                                                                                              3,532,594
                                                                                                          --------------
CHANGE IN NET UNREALIZED APPRECIATION ON:
Investments..........................................................................................         4,695,112
Translation of assets and liabilities in foreign currencies..........................................             1,505
                                                                                                          --------------
                                                                                                              4,696,617
                                                                                                          --------------

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY.....................................................................         8,229,211
                                                                                                          --------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS............................................................................     $   8,757,493
                                                                                                          ==============

See Notes to Financial Statements

8    Statement of Operations                        American Century Investments

                       STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
AND PERIOD ENDED DECEMBER 31, 1996

INCREASE IN NET ASSETS                                                                        1997             1996(1)

OPERATIONS

Net investment income...............................................................     $    528,282      $    122,872
Net realized gain on investments
   and foreign currency transactions................................................        3,532,594           434,897
Change in net unrealized appreciation on
   investments and translation of assets
   and liabilities in foreign currencies............................................        4,696,617         1,071,012
                                                                                         ------------      ------------
Net increase in net assets resulting from operations................................        8,757,493         1,628,781
                                                                                         ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income..........................................................        (292,815)          (42,223)
From net realized gains from investment transactions................................        (458,739)                --
                                                                                         ------------      ------------
Decrease in net assets from distributions...........................................        (751,554)          (42,223)
                                                                                         ------------      ------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold...........................................................       65,068,176        23,361,157
Proceeds from reinvestment of distributions.........................................          751,552            42,223
Payments for shares redeemed........................................................      (5,407,602)       (1,096,075)
                                                                                         ------------      ------------
Net increase in net assets from capital share transactions..........................       60,412,126        22,307,305
                                                                                         ------------      ------------

NET INCREASE IN NET ASSETS..........................................................       68,418,065        23,893,863

NET ASSETS

Beginning of period.................................................................       23,893,863                --
                                                                                         ------------      ------------
End of period.......................................................................     $ 92,311,928      $ 23,893,863
                                                                                         ============      ============

Undistributed net investment income.................................................     $    320,281      $     84,814
                                                                                         ============      ============
TRANSACTIONS IN SHARES OF THE FUND

Sold ...............................................................................       11,317,610         4,494,002
Issued in reinvestment of distributions.............................................          134,356             8,257
Redeemed............................................................................        (922,481)         (223,494)
                                                                                         ------------      ------------
Net increase........................................................................       10,529,485         4,278,765
                                                                                         ============      ============

(1)  May 1, 1996 (inception) through December 31, 1996.

See Notes to Financial Statements

Semiannual Report                     Statements of Changes in Net Assets      9


                         NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Variable Portfolios, Inc., formerly TCI Portfolios, Inc., (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century VP Value, formerly TCI Value, (the Fund) is one of the five series of funds issued by the Corporation. The Fund's investment objective is long-term capital growth. Income is a secondary objective. The Fund seeks to achieve its investment objective by investing in securities management believes to be undervalued at the time of purchase. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

     FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investments are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms. There were no open forward foreign currency exchange contracts at June 30, 1997.

     FUTURES CONTRACTS--The Fund may enter into stock index futures contracts in order to manage the Fund's exposure to changes in market conditions. One of the risks of entering into futures contracts includes the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund

10   Notes to Financial Statements                  American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997 (UNAUDITED)

requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

     SUPPLEMENTARY INFORMATION--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., and the Corporation's transfer agent, American Century Services Corporation.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1.00%.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  investment   securities,   excluding  short-term
investments, totaled $85,512,894 and $29,637,124, respectively.

     As of June 30, 1997, accumulated net unrealized appreciation was $5,395,759, consisting of unrealized appreciation of $5,805,628 and unrealized depreciation of $409,869. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

Semiannual Report                           Notes to Financial Statements     11


                              FINANCIAL HIGHLIGHTS

      For a Share Outstanding Throughout the Periods Ended as Indicated

                                                    1997(1)       1996(2)

PER-SHARE DATA

Net Asset Value,
Beginning of Period.........................         $5.58        $5.00
                                                  --------     --------
Income From Investment Operations

     Net Investment Income .................          0.04         0.05

     Net Realized and Unrealized Gain
     on Investment Transactions.............          0.70         0.56
                                                  --------     --------
     Total From
     Investment Operations..................          0.74         0.61
                                                  --------     --------
Distributions

     From Net Investment Income.............        (0.04)       (0.03)

     From Net Realized Gains
     on Investment Transactions.............        (0.05)           --
                                                  --------     --------
     Total Distributions....................        (0.09)       (0.03)
                                                  --------     --------
Net Asset Value,
End of Period...............................         $6.23        $5.58
                                                  ========     ========
     Total Return(3)........................        13.35%       12.28%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets(4)....................         1.00%        1.00%

Ratio of Net Investment Income
to Average Net Assets(4)....................         1.90%        1.98%

Portfolio Turnover Rate.....................           39%          49%

Average Commission Paid per
Investment Security Traded..................       $0.0336      $0.0271

Net Assets, End
of Period (in thousands)....................       $92,312      $23,894

(1)  Six months ended June 30, 1997 (unaudited).
(2)  May 1, 1996 (inception) through December 31, 1996.
(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns are not annualized.
(4)  Annualized.

See Notes to Financial Statements

12   Financial Highlights                           American Century Investments


                                     NOTES

Semiannual Report                                                   Notes     13


                                     NOTES

14   Notes                                          American Century Investments


                                     NOTES

Semiannual Report                                                   Notes     15


                             BACKGROUND INFORMATION


INVESTMENT PHILOSOPHY AND POLICIES

     Conservative investment practices are the hallmark of American Century's conservative equity funds. Broad diversification across many industries is stressed to reduce the impact of one sector on fund performance. The management team also looks for dividend yield, since dividend income can help offset the impact of market downturns on fund performance. American Century funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     VP VALUE invests in the equity securities of seasoned, established businesses that the fund's management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may secondarily look for income when making portfolio selections.

COMPARATIVE INDICES

     The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly-traded U.S. companies that are considered to be leading firms in leading industries. Created by the Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock performance.

     The S&P 500/BARRA Value index is a capitalization-weighted index consisting of S&P 500 stocks that have lower price/book ratios and in general share other characteristics associated with value-style stocks.

     The S&P 500/BARRA Growth index is a capitalization-weighted index consisting of S&P 500 publicly-traded U.S. companies that have higher price/book ratios and in general share other characteristics associated with growth-style investing.

FUND MANAGEMENT TEAM LEADERS

Portfolio Manager          Peter Zuger
Portfolio Manager          Phil Davidson

16   Background Information                         American Century Investments


                                    GLOSSARY

RETURNS

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For year-by-year total returns, please refer to the "Financial Highlights" on page 12.

PORTFOLIO STATISTICS

o NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

o PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

o PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

TYPES OF STOCKS

o  BLUE-CHIP  STOCKS--  stocks of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

o CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

o GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, computer hardware and computer software companies.

o LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

o MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

o SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

o VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

STATISTICAL TERMINOLOGY

o PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

Semiannual Report                                                Glossary     17


[american century logo]
American
Century(sm)

P.O. Box 419385
Kansas City, Missouri
64141-6385

Investor Services:
1-800-345-3533 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-345-1833 or 816-444-3485

Fax: 816-340-4360

Internet: www.americancentury.com

American Century Variable Portfolios, Inc.

Investment Manager
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.

9707           [recycled logo]
SH-BKT-9292       Recycled

                               SEMIANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                 JUNE 30, 1997

                                AMERICAN CENTURY
                                    VARIABLE
                                PORTFOLIOS, INC.

                                VP International

[front cover]


                               TABLE OF CONTENTS

Our Message to You.........................................................    1
Performance & Portfolio Information........................................    2
Management Q & A...........................................................    3
Schedule of Investments....................................................    5
Statement of Assets and Liabilities........................................   10
Statement of Operations....................................................   11
Statements of Changes in Net Assets........................................   12
Notes to Financial Statements..............................................   13
Financial Highlights.......................................................   15
Background Information
     Investment Philosophy and Policies....................................   16
     How Currency Returns Affect Performance...............................   16
     Comparative Indices...................................................   16
     Fund Management Team Leaders..........................................   16
Glossary...................................................................   17

We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.

                                                    American Century Investments


                               OUR MESSAGE TO YOU

           [photo of James E. Stowers, Jr. and James E. Stowers III]

     The six months ended June 30, 1997, were very rewarding for investors in American Century VP International Fund, formerly TCI International. In the Management Q&A that follows, the investment team discusses the fund's strong performance and the strategy that generated such competitive returns.

     To address the needs of investors seeking a conservative domestic approach, we are pleased to announce that we plan to enhance our VP offerings by adding VP Income & Growth in September. This fund will use quantitative management strategies to pursue its investment objectives -- dividend growth, current income and capital appreciation. VP Income & Growth is designed to be a core holding for annuity investors seeking a fund that uses a risk-adjusted investment approach to provide returns representative of the overall performance of the U.S. stock market.

     In addition to building our fund family, we have also been strengthening our corporate team. In June, Bill Lyons, American Century's chief operating officer, became president, assuming full responsibility for the company's day-to-day operations. This change will enable us to spend more time developing and refining new investment technologies that build on the proprietary system we pioneered 25 years ago. One of our goals is to ensure that we continue to evolve and innovate -- building the investment tools today that will lead us and our investors to success in the next century.

     In July, American Century agreed to enter into a business partnership with J.P. Morgan & Co., one of the strongest and most respected firms in the financial services industry. J.P. Morgan will become a significant minority owner of American Century Companies, Inc., the parent corporation of the investment manager of American Century mutual funds. Through this partnership, we see many opportunities to expand the range of investment choices and services we offer. A global financial services firm, J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs.

     Within the framework of this new relationship, American Century will continue to operate as an independent company. No changes in your fund's portfolio managers, investment policies, fees or expenses are anticipated as a result of this transaction. American Century's corporate management team remains the same, and the Stowers family will retain voting control of the company.

     In closing, we want to reassure you that American Century remains committed to serving your investment needs first and foremost. Thank you for your trust and confidence.

Sincerely,

/s/James E. Stowers, Jr.                         /s/James E. Stowers III
James E. Stowers, Jr.                            James E. Stowers III
Chairman of the Board and Founder                Chief Executive Officer

Semiannual Report                                      Our Message to You      1


                      PERFORMANCE & PORTFOLIO INFORMATION

                                                      AVERAGE ANNUAL RETURNS

                            6 MONTHS      1 YEAR        3 YEARS  LIFE OF FUND(1)

TOTAL RETURNS AS OF JUNE 30, 1997

   VP INTERNATIONAL......    18.81%       26.67%        14.00%       12.44%
   MSCI EAFE(R)Index.....    11.21%       12.84%         9.12%        8.91%
   S&P 500...............    20.61%       34.69%        28.80%       26.67%

(1)  The fund's inception date was 5/1/94.

See pages 16 and 17 for more information about comparative indices and returns.


[line graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

$10,000 investment made 5/1/94

Value on 6/30/97

S&P 500 $21,117
VP International $14,489
MSCI EAFE(R) Index $13,102

                  S & P 500       VP INTERNATIONAL    MSCI EAFE(R) INDEX
DATE                VALUE               VALUE               VALUE

5/01/94          $10,000.00          $10,000.00          $10,000.00
6/30/94          $ 9,882.00          $ 9,780.00          $10,083.00
9/30/94          $10,365.00          $10,100.00          $10,093.00
12/31/94         $10,363.00          $ 9,500.00          $ 9,990.00
3/31/95          $11,369.00          $ 9,300.00          $10,176.00
6/30/95          $12,451.00          $ 9,880.00          $10,250.00
9/30/95          $13,437.00          $10,360.00          $10,677.00
12/31/95         $14,246.00          $10,660.00          $11,110.00
3/31/96          $15,008.00          $10,920.00          $11,431.00
6/30/96          $15,678.00          $11,439.00          $11,611.00
9/30/96          $16,160.00          $11,520.00          $11,597.00
12/31/96         $17,510.00          $12,196.00          $11,781.00
3/31/97          $17,982.00          $12,840.00          $11,597.00
6/30/97          $21,117.00          $14,489.00          $13,102.00

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the return lines of the indices do not.

PORTFOLIO AT A GLANCE

                                 6/30/97         12/31/96

Number of Companies               107              101
Portfolio Turnover               67%(1)          154%(2)

(1)  Six months ended 6/30/97.
(2)  Year ended 12/31/96.

See Glossary on page 17 for investment terms.

2    Performance & Portfolio Information            American Century Investments


                                MANAGEMENT Q & A

     An interview with Henrik Strabo and Mark Kopinski, portfolio managers on the VP International investment team.

HOW DID VP INTERNATIONAL PERFORM FOR THE SIX MONTHS ENDED JUNE 30, 1997?

     The fund provided strong performance for its investors, returning 18.81% compared with an 11.21% return for EAFE(R), its benchmark index. For the 12 months ended June 30, 1997, the fund was up 26.67% compared with EAFE(R)'s 12.84% return.

WHAT EXPLAINS THE FUND'S STRONG PERFORMANCE?

     We sought out and found strong growth stocks that generated excellent returns. Execution of our "bottom up" approach led to investments in the shares of relatively more European companies and fewer firms in Japan and the Far East. European stocks performed well during the period for several reasons. Europe is in a different stage of the business cycle than the United States, characterized by falling interest rates and investor optimism about continued low rates. This environment benefits stocks as companies enjoy lower borrowing costs. European shares also surged as many corporations followed the lead of U.S. firms in restructuring to become more competitive globally.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?

     We sharply increased holdings in the Netherlands. At the end of the period these holdings stood at 14.20%, second only to Japan. The Netherlands has a long history as the center of trade for Europe and is home to some of the largest, most profitable businesses in the world. A stock we added during the period illustrates one way in which the Dutch continue to dominate world trade. Internationale Nederland Groep (ING) is a financial services company that is participating in a global boom in its industry. ING has entered southeast Asia, Eastern Europe and Latin America to serve the increasing demand for insurance, banking, brokerage services and mutual funds.

WHICH STOCKS OR SECTORS ADDED MOST TO THE FUND'S RETURNS?

     Holdings in financial services, technology, automotive and pharmaceutical sectors all performed well during the period. Three holdings, discussed in our last shareholder report, Telebras, Volkswagen and HSBC Holdings, continued to lead the list of top performing stocks. Rohm Co. Ltd. was among our top-performing Japanese stocks. Rohm supplies electronic parts to digital cellular phone manufacturers and makes specialized semiconductors used in computers. Its stock performed well because of the increasing global demand for digital cellular

TOP TEN HOLDINGS                           % of fund investments

                                         As of             As of
                                         6/30/97          12/31/96

Novartis AG                               4.6%              3.5%
Telecomunicacoes Brasileiras
   S.A. ADR                               3.0%              2.2%
ING Groep N.V.                            2.9%               --
Phillips Electronics N.V.                 2.8%               --
Credit Suisse Group                       2.4%              1.8%
HSBC Holdings plc                         1.9%              2.7%
Roche Holding AG                          1.9%               --
Bank of Nova Scotia                       1.8%              1.2%
British Aerospace plc                     1.8%              1.5%
Volkswagen AG                             1.8%              2.0%


TOP FIVE INDUSTRIES                        % of fund investments

                                         As of             As of
                                         6/30/97          12/31/96

Electrical & Electronic Components        13.1%              3.1%
Financial Services                         9.2%              5.3%
Pharmaceuticals                            8.7%              6.2%
Communications Services                    7.8%             10.2%
Banking                                    7.6%              7.7%

Semiannual Report                                        Management Q & A      3


                                MANAGEMENT Q & A

phone service. Demand for these phones has been so strong that we added two phone manufacturers to the portfolio during the period: Nokia, which is based in Finland, and Ericsson, which is a Swedish company.

DURING THE PERIOD, THE FUND CONTINUED TO HAVE THE LARGEST PERCENTAGE OF ITS INVESTMENTS IN JAPAN -- 18.30% AS OF JUNE 30. HOW DID THESE HOLDINGS PERFORM?

     The fund has enjoyed solid performance from its Japanese holdings by focusing on the stocks of electronics companies with high export rates. These companies are benefiting from three trends: the Japanese yen's weakness relative to the U.S. dollar, which makes Japanese goods less expensive and more competitive in the U.S.; strong markets for their products worldwide; and corporate restructuring that has increased profitability.

ELECTIONS IN FRANCE HAVE CAST DOUBT ON WHETHER EUROPEAN COUNTRIES WILL UNITE UNDER A SINGLE CURRENCY. HOW WILL THE FUTURE OF THE EUROPEAN MONETARY UNION
(EMU) AFFECT THE FUND?

     The shift to a less fiscally conservative French government raises questions about whether the monetary union will occur and, if so, under what conditions. In the short term, the fund could be affected by rising interest rates and falling stock prices brought on by uncertainty over EMU. In the long term, we are confident that the European companies in which the fund invests will continue the strong earnings growth pattern we identified before buying their stock. Their growth is driven by factors outside the currency debate, such as the need to be globally competitive and the need to attract capital.

WHAT DO YOU SEE AS THE OUTLOOK FOR INTERNATIONAL INVESTING?

     People say the world is getting smaller but, for us, the world is getting bigger as equity markets develop in countries that were formerly under the rule of communism or a dictatorship. Other parts of the international community are using the U.S. as a model for dealing with financial issues. As a result, we have never had a world that looks as promising as it does today in terms of investment opportunities. A second trend that should improve the outlook for international investors is the belated effort by Western Europe and Japan to meet pension deficits. Demographics are forcing these mature economies to move to more flexible types of retirement plans that are funded jointly by employers and employees. This will result in a massive build-up of capital seeking investment opportunities. By investing in the stocks of the companies we consider to have the strongest growth internationally, the fund is well-positioned to benefit from this trend.

[bar graph - data below]

VP INTERNATIONAL INVESTMENTS BY COUNTRY

                        6/30/97         12/31/96

Japan                     18%              19%
Netherlands               14%               5%
Switzerland               12%               7%
Germany                   11%               9%
U.K.                       9%              16%
Canada                     8%              13%
France                     5%               6%
Brazil                     5%               2%
Other*                    18%              23%

*No other country represented more than 3% of the fund as of 6/30/97.

4    Management Q & A                               American Century Investments


                            SCHEDULE OF INVESTMENTS

JUNE 30, 1997 (UNAUDITED)

Shares                                                                  Value
-----------------------------------------------------------------------------

COMMON STOCKS

ARGENTINA--0.5%
    21,000    Telecom Argentina Stet-France
                Telecom S.A. Cl B ADR                             $    1,102,500
                (communications services)                        ---------------

AUSTRALIA--1.2%
    59,000    Macquarie Bank Limited                                     508,670
                (banking)
   213,000    Woodside Petroleum Limited                               1,833,170
                (energy production and marketing)                ---------------
                                                                       2,341,840
                                                                 ---------------

AUSTRIA--1.3%

    14,000    VA Technologie AG                                        2,562,034
                (business services and supplies)                 ---------------

BRAZIL--0.7%
 3,039,500    Light-Servicos de Eletricidade S/A                       1,468,153
                (utilities)                                      ---------------

CANADA--7.5%
    81,500    Bank of Nova Scotia                                      3,570,808
                (banking)
   129,000    Bombardier Inc. Cl B                                     2,924,069
                (aerospace and defense)
    40,000    Newcourt Credit Group Inc.
                (Acquired 5/22/97 through 6/3/97,
                Cost $903,096)(2)                                      1,086,287
                (financial services)
    15,000    Northern Telecom Ltd.                                    1,351,885
                (communications equipment)
   110,600    QLT PhotoTherapeutics, Inc.(1)                           2,346,801
                (biotechnology)
    41,700    Rigel Energy Corp.(1)                                      445,432
                (energy production and marketing)
   160,000    Rogers Communications, Inc. Cl B(1)                      1,002,281
                (communications services)
    26,867    St. Laurent Paperboard Inc.
                (Acquired 6/2/94 through 5/28/97,
                Cost $407,695)(1)(2)                                     418,322
                (paper and forest products)


Shares                                                                  Value
-----------------------------------------------------------------------------

    60,200    Talisman Energy, Inc.(1)                            $    1,850,665
                (energy production and marketing)                ---------------
                                                                      14,996,550
                                                                 ---------------

FINLAND--2.4%
    36,000    Nokia Corp. Cl A ADR                                     2,655,000
                (communications equipment)
     4,500    Raision Tehtaat Oy                                         309,388
                (food and beverage)
    18,200    Sampo Insurance Company Ltd.                             1,770,053
                (insurance)                                      ---------------
                                                                       4,734,441
                                                                 ---------------

FRANCE--5.3%
    16,000    Alcatel Alsthom Compagnie Generale                       2,003,232
                (communications services)
    35,000    Axa-UAP                                                  2,176,150
                (insurance)
    14,000    Compagnie Generale des Eaux(1)                           1,793,315
                (utilities)
     2,000    Pinault-Printemps-Redoute SA                               960,789
                (retail-general merchandise)
    14,000    Rhone-Poulenc                                              571,574
                (chemicals and resins)
    28,000    Schneider SA(1)                                          1,489,904
                (electrical and electronic components)
    15,000    Societe Generale                                         1,673,897
                (banking)                                        ---------------
                                                                      10,668,861
                                                                 ---------------

GERMANY--8.9%
     1,000    Altana AG                                                1,066,667
                (pharmaceuticals)
    57,000    BHW Holding AG(1)                                          964,301
                (financial services)
     3,000    Bayerische Motoren Werke (BMW) AG                        2,482,581
                (automobiles and auto parts)
    32,000    Daimler-Benz AG                                          2,596,702
                (automobiles and auto parts)
    14,000    Deutsche Bank AG                                           818,122
                (financial services)
    34,000    Deutsche Pfandbrief-und
                Hypothekenbank AG                                      1,955,670
                (banking)

See Notes to Financial Statements

Semiannual Report                                 Schedule of Investments      5


                            SCHEDULE OF INVESTMENTS

JUNE 30, 1997 (UNAUDITED)

Shares                                                                  Value
-----------------------------------------------------------------------------

     1,700    Henkel KGaA                                         $       90,179
                (chemicals and resins)
     3,000    Mannesmann AG                                            1,336,774
                (industrial machinery and equipment)
     7,000    SGL CARBON Aktiengesellschaft                              958,624
                (electrical and electronic components)
    33,000    Siemens AG                                               1,959,656
                (electrical and electronic components)
     4,600    Volkswagen AG                                            3,526,996
                (automobiles and auto parts)                     ---------------
                                                                      17,756,272
                                                                 ---------------

HONG KONG--2.7%
   124,354    HSBC Holdings plc                                        3,739,849
                (banking)
    99,000    Hutchison Whampoa Limited                                  856,147
                (construction and property
                development)
   255,000    New World Infrastructure Ltd.(1)                           720,813
                (building and home improvements)                 ---------------
                                                                       5,316,809
                                                                 ---------------

ITALY--1.3%
 1,382,000    Credito Italiano                                         2,532,717
                (banking)                                        ---------------

JAPAN--18.3%
    22,000    Advantest Corp.                                          1,690,534
                (electrical and electronic components)
    82,000    Bridgestone Corp.                                        1,904,645
                (automobiles and auto parts)
    59,000    Canon, Inc.                                              1,607,405
                (consumer products)
    29,000    Circle K Japan Co., Ltd.                                 1,666,259
                (retail-food and drug)
   129,000    Dainippon Ink & Chemicals Inc.                             556,462
                (chemicals and resins)
    20,000    Fuji Machine Manufacturing Co.                             724,764
                (industrial equipment and machinery)
    63,000    Fujikura Ltd.                                              588,631
                (electrical and electronic components)
    45,000    Hoya Corp.                                               2,004,017
                (electrical and electronic components)

Shares                                                                  Value
-----------------------------------------------------------------------------

     8,000    JUSCO Co.                                          $       270,346
                (retail-food and drug)
    12,000    Keyence Corporation                                      1,781,348
                (control and measurement)
    25,000    Konami Co., Ltd.                                           934,335
                (computer software and services)
    58,000    Mitsubishi Estate Co., Ltd.                                840,726
                (real estate)
    29,000    Nintendo Co., Ltd.                                       2,431,016
                (electrical and electronic components)
     4,000    Nippon Broadcasting System                                 443,591
                (broadcasting and media)
       340    Nippon Telegraph & Telephone                             3,265,805
                (communications services)
    29,000    Rohm Co. Ltd.                                            2,988,124
                (electrical and electronic components)
    99,000    Sankyo Company, Ltd.                                     3,328,240
                (pharmaceuticals)
    30,000    Sony Corp.                                               2,617,010
                (electrical and electronic components)
    99,000    Sumitomo Realty & Development                              873,123
                (real estate)
   130,000    Terumo Corporation                                       2,486,029
                (medical equipment and supplies)
    47,000    Uni-Charm Corporation                                    1,674,467
                (paper and forest products)
   105,000    Yamaha Corp.                                             1,925,428
                (leisure)                                        ---------------
                                                                      36,602,305
                                                                 ---------------

MEXICO--1.5%
   816,000    Grupo Financiero Banamex
                Accival, SA de CV Cl B(1)                              2,097,977
                (financial services)
    29,000    Grupo Televisa S.A. GDR(1)                                 880,875
                (broadcasting and media)                         ---------------
                                                                       2,978,852
                                                                 ---------------

NETHERLANDS--14.2%
    26,249    Assurantieconcern Stad Rotterdam                         1,199,091
                (insurance)
    57,000    Getronics NV                                             1,840,395
                (computer software and services)

See Notes to Financial Statements

6    Schedule of Investments                        American Century Investments


                            SCHEDULE OF INVESTMENTS

JUNE 30, 1997 (UNAUDITED)

Shares                                                                  Value
-----------------------------------------------------------------------------

    14,500    Gucci Group N.V.                                  $        933,438
                (retail-apparel)
     5,000    Hunter Douglas N.V.(1)                                     425,240
                (building and home improvements)
   124,136    ING Groep N.V.                                           5,721,244
                (financial services)
    25,020    Koninklijke Ahold NV                                     2,110,059
                (retail-food and drug)
    78,000    Phillips Electronics N.V.                                5,606,250
                (electrical and electronic components)
    23,000    Randstad Holdings N.V.                                   2,424,628
                (business services and supplies)
    68,400    Stork N.V.                                               2,786,718
                (business services and supplies)
     5,000    Unilever N.V.                                            1,090,000
                (diversified)
   139,000    VNU Tijdschriftengroep Nederland                         3,072,214
                (printing and publishing)
    42,300    Vedior NV
                (Acquired 6/5/97 through 6/27/97,
                 Cost $963,883)(1)(2)                                  1,118,033
                (business services and supplies)                 ---------------
                                                                      28,327,310
                                                                 ---------------
NORWAY--0.6%
    44,000    Smedvig ASA Cl A                                         1,099,624
                (energy services)
     5,750    Smedvig ASA Cl B                                           140,560
                (energy services)                                ---------------
                                                                       1,240,184
                                                                 ---------------

PORTUGAL--0.6%
    66,400    EDP-Electricidade de Portugal, S.A.(1)                   1,217,553
                (electrical and electronic components)           ---------------

SPAIN--1.7%
    40,000    Cortefiel, S.A.                                          1,744,557
                (retail-specialty)
    56,000    Telefonica de Espana                                     1,618,124
                (communications services)                        ---------------
                                                                       3,362,681
                                                                 ---------------


Shares                                                                  Value
-----------------------------------------------------------------------------

SWEDEN--3.0%
    55,000    Ericsson (L.M.) Telephone Co. ADR                   $    2,167,344
                (communications equipment)
    47,000    Hennes & Mauritz AB Cl B                                 1,686,071
                (retail-apparel)
    57,000    Skandia Forsakrings AB                                   2,103,866
                (insurance)                                      ---------------
                                                                       5,957,281
                                                                 ---------------

SWITZERLAND--12.3%
     1,600    ABB AG                                                   2,422,499
                (electrical and electronic components)
    36,200    Credit Suisse Group                                      4,650,087
                (financial services)
     1,500    Julius Baer Holding AG                                   2,296,783
                (financial services)
     1,800    Nestle S.A.                                              2,375,090
                (food and beverage)
     5,650    Novartis AG                                              9,034,426
                (pharmaceuticals)
       410    Roche Holding AG                                         3,709,143
                (pharmaceuticals)                                ---------------
                                                                      24,488,028
                                                                 ---------------

UNITED KINGDOM--9.2%
   120,683    BBA Group plc                                              712,470
                (diversified)
   159,400    British Aerospace plc                                    3,542,824
                (aerospace and defense)
    45,400    British-Borneo Petroleum Syndicate plc                   1,070,215
                (energy production and marketing)
    94,000    Cable and Wireless Communications plc(1)                   497,886
                (communications services)
    89,000    Cairn Energy plc(1)                                        717,834
                (energy production and marketing)
    72,800    Flextech plc(1)                                            778,457
                (broadcasting & media)
    85,200    Granada Group plc                                        1,119,332
                (diversified)
   112,372    Misys plc                                                2,546,167
                (computer software and services)
   213,000    Next Plc                                                 2,403,376
                (retail-apparel)

See Notes to Financial Statements

Semiannual Report                                 Schedule of Investments      7


                            SCHEDULE OF INVESTMENTS

JUNE 30, 1997 (UNAUDITED)

Shares                                                                  Value
-----------------------------------------------------------------------------

    80,000    Norwich Union plc(1)                               $       425,063
                (insurance)
    23,100    Royal Bank of Scotland Group plc                           214,934
                (banking)
   125,673    Siebe plc                                                2,125,471
                (diversified)
   135,855    Stagecoach Holdings plc                                  1,432,376
                (transportation)
    57,000    Standard Chartered plc                                     868,285
                (banking)                                        ---------------
                                                                      18,454,690
                                                                 ---------------
TOTAL COMMON STOCKS--93.2%                                           186,109,061
   (Cost $159,220,708)                                           ---------------

PREFERRED STOCKS

BRAZIL--3.8%
60,000,000    Banco Bradesco S.A.                                        601,923
                (financial services)
 3,700,000     Petroleo Brasileiro S.A.                                1,013,887
                (energy production and marketing)
    39,200    Telecomunicacoes Brasileiras S.A. ADR                    5,948,600
                (communications services)                        ---------------
                                                                       7,564,410
                                                                 ---------------

GERMANY--1.6%
    26,300    Henkel KGaA                                              1,493,161
                (chemicals and resins)
     2,000    SAP AG                                                     415,197
                (computer software and services)
     2,000    Wella Aktiengesellschaft                                 1,364,875
                (consumer products)                              ---------------
                                                                       3,273,233
                                                                 ---------------
TOTAL PREFERRED STOCKS--5.4%                                          10,837,643
   (Cost $8,364,661)                                             ---------------


Principal Amount                                                        Value
-----------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS--1.4%
    Repurchase  Agreement  (Goldman  Sachs  & Co.,  Inc.),  5.80%,  due  7/1/97,
       collateralized by $2,570,000 par value U.S. Treasury Bonds, 7.50%, due 11/15/16
       (Delivery value $2,700,435)                                  $  2,700,000
   (Cost $2,700,000)                                             ---------------

TOTAL INVESTMENT SECURITIES--100.0%                                 $199,646,704
   (Cost $170,285,369)                                           ===============

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      Contracts           Settlement                         Unrealized
       to Sell               Date              Value            Gain
 ------------------      -------------    --------------    -------------

    8,028,612  CHF          7/31/97         $ 5,521,552       $  78,250
    7,382,297  DEM          7/31/97           4,243,505         31,941
   13,594,816  FRF          7/31/97           2,317,581         19,039
    1,693,692  GBP          7/31/97           2,814,069          4,522
   10,111,664  NLG          7/31/97           5,161,251         46,990
                                           ------------     ------------
                                            $20,057,958       $180,742
                                           ============     ============

(Value on Settlement Date $20,238,700)

See Notes to Financial Statements

8    Schedule of Investments                        American Century Investments


                            SCHEDULE OF INVESTMENTS


JUNE 30, 1997 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt CHF = Swiss Franc DEM = German Mark FRF = French Franc GBP = British Pound GDR = Global Depositary Receipt NLG = Netherlands Guilder

(1)  Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at June 30, 1997, was $2,622,642, which represented 1.3% of net assets.

See Notes to Financial Statements

Semiannual Report                                 Schedule of Investments      9

                       STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1997 (UNAUDITED)

ASSETS
Investment securities, at value (identified cost of $170,285,369) (Note 3)...........................     $ 199,646,704
Foreign currency holdings, at value (identified cost of $7,001)......................................             6,915
Cash ................................................................................................           272,733
Receivable for forward foreign currency exchange contracts...........................................           180,742
Receivable for investments sold......................................................................         3,506,621
Dividends and interest receivable....................................................................           544,212
                                                                                                          --------------
                                                                                                            204,157,927
                                                                                                          --------------

LIABILITIES

Payable for investments purchased....................................................................         2,541,477
Payable for capital shares redeemed..................................................................           807,991
Accrued management fees (Note 2).....................................................................           235,463
Other liabilities....................................................................................             4,515
                                                                                                          --------------
                                                                                                              3,589,446
                                                                                                          --------------
Net Assets Applicable to Outstanding Shares..........................................................     $ 200,568,481
                                                                                                          ==============

CAPITAL SHARES, $0.01 PAR VALUE

Authorized...........................................................................................       200,000,000
                                                                                                          ==============
Outstanding..........................................................................................        29,263,748
                                                                                                          ==============
NET ASSET VALUE PER SHARE............................................................................     $        6.85
                                                                                                          ==============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)..............................................................     $ 164,133,971
Undistributed net investment income..................................................................           585,622
Accumulated undistributed net realized gain from investments and foreign currency transactions.......         6,301,470
Net unrealized appreciation on investments and translation of
     assets and liabilities in foreign currencies (Note 3)...........................................        29,547,418
                                                                                                          --------------
                                                                                                          $ 200,568,481
                                                                                                          ==============

See Notes to Financial Statements

10   Statement of Assets and Liabilities            American Century Investments

                             STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME

INCOME:
Dividends (net of foreign taxes withheld of $192,381)................................................     $   1,295,719
Interest.............................................................................................           363,506
                                                                                                          --------------
                                                                                                              1,659,225
                                                                                                          --------------

EXPENSES (NOTE 2):
Management fees......................................................................................         1,043,606
Directors' fees and expenses.........................................................................               136
                                                                                                          --------------
                                                                                                              1,043,742
                                                                                                          --------------
NET INVESTMENT INCOME................................................................................           615,483
                                                                                                          --------------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

NET REALIZED GAIN (LOSS) ON:
Investments..........................................................................................         7,833,340
Foreign currency transactions........................................................................       (1,452,774)
                                                                                                          --------------
                                                                                                              6,380,566
                                                                                                          --------------
CHANGE IN NET UNREALIZED APPRECIATION ON:
Investments..........................................................................................        19,872,491
Translation of assets and liabilities in foreign currencies..........................................         (475,026)
                                                                                                          --------------
                                                                                                             19,397,465
                                                                                                          --------------

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY.....................................................................        25,778,031
                                                                                                          --------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS............................................................................     $  26,393,514
                                                                                                          ==============

See Notes to Financial Statements

Semiannual Report                                 Statement of Operations     11


                       STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 1996

INCREASE IN NET ASSETS                                                                        1997              1996

OPERATIONS

Net investment income...............................................................    $     615,483     $     262,415
Net realized gain on investments
     and foreign currency transactions..............................................        6,380,566         4,021,576
Change in net unrealized appreciation (depreciation)
     on investments and translation of assets
     and liabilities in foreign currencies..........................................       19,397,465         6,792,807
                                                                                        -------------     -------------
Net increase in net assets resulting from operations................................       26,393,514        11,076,798
                                                                                        -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income..........................................................      (1,436,052)         (279,252)
In excess of net investment income..................................................               --         (928,713)
From net realized gains from investment transactions................................      (2,769,529)         (402,655)
                                                                                        -------------     -------------
Decrease in net assets from distributions...........................................      (4,205,581)       (1,610,620)
                                                                                        -------------     -------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold...........................................................      131,210,442        84,797,362
Proceeds from reinvestment of distributions.........................................        4,205,581         1,610,620
Payments for shares redeemed........................................................     (58,370,658)      (46,147,914)
                                                                                        -------------     -------------
Net increase in net assets from capital share transactions..........................       77,045,365        40,260,068
                                                                                        -------------     -------------

NET INCREASE IN NET ASSETS..........................................................       99,233,298        49,726,246

NET ASSETS

Beginning of period.................................................................      101,335,183        51,608,937
                                                                                        -------------     -------------
End of period.......................................................................    $ 200,568,481     $ 101,335,183
                                                                                        =============     =============

Undistributed net investment income.................................................    $     585,622     $   1,422,517
                                                                                        =============     =============

TRANSACTIONS IN SHARES OF THE FUND

Sold ...............................................................................       20,724,626        15,365,530
Issued in reinvestment of distributions.............................................          691,708           292,840
Redeemed............................................................................      (9,157,423)       (8,329,954)
                                                                                        -------------     -------------
Net increase .......................................................................       12,258,911         7,328,416
                                                                                        =============     =============

See Notes to Financial Statements

12   Statements of Changes in Net Assets            American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Variable Portfolios, Inc., formerly TCI Portfolios, Inc., (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century VP International, formerly TCI International, (the Fund) is one of the five series of funds issued by the Corporation. The Fund's investment objective is capital growth. The Fund seeks to achieve its investment objective by investing primarily in an internationally diversified portfolio of equity securities that are considered by management to have prospects for appreciation. The Fund will invest primarily in securities of issuers located in developed markets. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

     FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

     REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     INCOME TAX STATUS--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from

Semiannual Report                           Notes to Financial Statements     13


                         NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997 (UNAUDITED)

their  ultimate   characterization  for  federal  income  tax  purposes.   These
differences are primarily due to differing treatments for foreign currency transactions and wash sales.

     SUPPLEMENTARY INFORMATION--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., and the Corporation's transfer agent, American Century Services Corporation.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1.50%

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 1997, totaled $167,814,646 and $88,165,449. On December 31, 1996, accumulated net unrealized appreciation on investments, based on the aggregate cost of investments of $170,302,099 for federal income tax purposes, was $29,344,605, consisting of unrealized appreciation of $30,412,582 and unrealized depreciation of $1,067,977.

14   Notes to Financial Statements                  American Century Investments

                              FINANCIAL HIGHLIGHTS

                            For a Share Outstanding Throughout the Years Ended December 31 (except as noted)

                                                       1997(1)           1996            1995        1994(2)

PER-SHARE DATA

Net Asset Value,

Beginning of Period..............................        $5.96          $5.33           $4.75          $5.00
                                                      --------       --------        --------       --------
Income From Investment Operations

     Net Investment Income ......................         0.03        0.02(3)         0.03(3)             --

     Net Realized and Unrealized Gain
     (Loss) on Investment Transactions...........         1.07           0.74            0.55         (0.25)
                                                      --------       --------        --------       --------
     Total From
     Investment Operations.......................         1.10           0.76            0.58         (0.25)
                                                      --------       --------        --------       --------
Distributions

     From Net Investment Income..................       (0.07)         (0.03)              --             --

     In Excess of Net
     Investment Income...........................           --         (0.07)              --             --

     From Net Realized Gains
     on Investment Transactions..................       (0.14)         (0.03)              --             --
                                                      --------       --------        --------       --------
     Total Distributions.........................       (0.21)         (0.13)              --             --
                                                      --------       --------        --------       --------
Net Asset Value, End of Period...................        $6.85          $5.96           $5.33          $4.75
                                                      ========       ========        ========       ========
     Total Return(4).............................       18.81%         14.41%          12.21%        (5.00)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets............................     1.50%(5)          1.50%           1.50%       1.50%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets............................     0.89%(5)          0.31%           0.70%     (0.11)%(5)

Portfolio Turnover Rate..........................          67%           154%            214%           157%

Average Commission Paid per

Investment Security Traded.......................      $0.0068        $0.0225         $0.0020          --(6)

Net Assets, End
of Period (in thousands).........................     $200,568       $101,335         $51,609        $17,993

(1)  Six months ended June 30, 1997 (unaudited).

(2)  May 1, 1994 (inception) through December 31, 1994.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
distributions,  if any.  Total  returns for  periods  less than one year are not annualized.

(5)  Annualized.

(6) Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.

See Notes to Financial Statements

Semiannual Report                                    Financial Highlights     15


                             BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY AND POLICIES

     The philosophy behind American Century's growth funds focuses on three important principles. Chiefly, the funds seek to own successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of these opportunities may significantly limit potential for gain. Finally, American Century funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     VP INTERNATIONAL invests primarily in the equity securities of foreign companies that exhibit accelerating earnings growth. The fund's diversified holdings are not restricted by geography or industry segment. It will typically have significant share-price fluctuations.

HOW CURRENCY RETURNS AFFECT FUND PERFORMANCE

     For U.S. investors, the total return from international stocks includes the effects of currency fluctuations -- the movement of international currency values in relation to the value of the U.S. dollar. Currency exchange rates come into play when international stock income, gains and losses are converted into U.S. dollars.

     Changing currency values may have a significant impact on the total returns of international stock funds. The value of the foreign investments held by international stock funds may be reduced or increased by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated. This tended to be the case in 1996 and the first quarter of 1997, when the dollar increased in value against most major foreign currencies. (The weakened foreign currencies bought fewer dollars.) Conversely, the U.S. dollar value of a foreign security tends to increase when the value of the dollar falls against the foreign currency. (The stronger foreign currency buys more dollars.) In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between U.S. dollars and various currencies in order to purchase and sell foreign securities and by currency restrictions, exchange control regulations, currency devaluations and political developments.

COMPARATIVE INDICES

     The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly-traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

     The MORGAN STANLEY EUROPE, AUSTRALIA, FAR EAST INDEX (EAFE(R)) is a widely followed group of stocks from 20 different countries.


FUND MANAGEMENT TEAM LEADERS

Portfolio Manager          Henrik Strabo
Portfolio Manager          Mark Kopinski

16   Background Information                         American Century Investments


                                    GLOSSARY

RETURNS

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For year-by-year total returns, please refer to the "Financial Highlights" on page 15.

PORTFOLIO STATISTICS

o NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

o PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

Semiannual Report                                                Glossary     17


[american century logo]
American
Century(sm)

P.O. Box 419385
Kansas City, Missouri
64141-6385

Investor Services:
1-800-345-3533 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-345-1833 or 816-444-3485

Fax: 816-340-4360

Internet: www.americancentury.com

American Century Variable Portfolios, Inc.

Investment Manager
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.

9707           [recycled logo]
SH-BKT-9291       Recycled

                                SEMIANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                  JUNE 30, 1997


                                AMERICAN CENTURY
                                    VARIABLE
                                PORTFOLIOS, INC.


                             VP Capital Appreciation


[front cover]



                                TABLE OF CONTENTS

Our Message to You....................................................1
Performance & Portfolio Information...................................2
Management Q & A......................................................3
Schedule of Investments...............................................5
Statement of Assets and Liabilities...................................7
Statement of Operations...............................................8
Statements of Changes in Net Assets...................................9
Notes to Financial Statements........................................10
Financial Highlights.................................................13
Background Information
     Investment Philosophy and Policies..............................16
     Comparative Indices.............................................16
     Fund Management Team Leaders....................................16
Glossary.............................................................17

We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                          American Century Investments


                               OUR MESSAGE TO YOU

           [photo of James E. Stowers, Jr. and James E. Stowers III]

     The six months ended June 30, 1997, were very challenging for aggressive growth funds such as American Century VP Capital Appreciation Fund, formerly TCI Growth. As investors sought size, stability and familiarity, the S&P 500 and funds that mirror that index outperformed growth funds investing in smaller companies and emerging industries. These factors had a significant impact on the short-term performance of VP Capital Appreciation. It is important to remember that investing in aggressive growth funds involves significant short-term volatility. Over the long term, however, an aggressive growth strategy can provide significant capital appreciation that builds wealth.

     To address the needs of investors seeking a more conservative approach, we are pleased to announce that we plan to enhance our VP offerings by adding VP Income & Growth in September. This fund will use quantitative management strategies to pursue its investment objectives -- dividend growth, current income and capital appreciation. VP Income & Growth is designed to be a core holding for annuity investors seeking a fund that uses a risk-adjusted investment approach to provide returns representative of the overall performance of the U.S. stock market.

     In addition to building our fund family, we have also been strengthening our corporate team. In June, Bill Lyons, American Century's chief operating officer, became president, assuming full responsibility for the company's day-to-day operations. This change enables us to spend more time developing and refining new investment technologies that build on the proprietary system we pioneered 25 years ago. One of our goals is to ensure that we continue to evolve and innovate -- building the investment tools today that will lead us and our investors to success in the next century.

     In July, American Century agreed to enter into a business partnership with J.P. Morgan & Co., one of the strongest and most respected firms in the financial services industry. J.P. Morgan will become a significant minority owner of American Century Companies, Inc., the parent corporation of the investment manager of the American Century family of mutual funds. Through this partnership, we see many opportunities to expand the range of investment choices and services we offer. A global financial services firm, J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs.

     Within the framework of this new relationship, American Century will continue to operate as an independent company. No changes in your fund's portfolio managers, investment policies, fees or expenses are anticipated as a result of this transaction. American Century's corporate management team remains the same, and the Stowers family will retain voting control of the company.

     In closing, we want to reassure you that American Century remains committed to serving your investment needs first and foremost. Thank you for your trust and confidence.

Sincerely,

/s/James E. Stowers, Jr.                     /s/James E. Stowers III
James E. Stowers, Jr.                        James E. Stowers III
Chairman of the Board and Founder            Chief Executive Officer



Semiannual Report Our Message to You                                           1


                       PERFORMANCE & PORTFOLIO INFORMATION

TOTAL RETURNS AS OF JUNE 30, 1997
                                                                       AVERAGE ANNUAL RETURNS
                                         6 MONTHS    1 YEAR     3 YEARS      5 YEARS      LIFE OF FUND(1)
     VP Capital Appreciation..............-3.46%      -8.89%      8.80%       7.86%           9.83%
     S&P 500..............................20.61%      34.69%     28.80%      19.74%          17.93%
     S&P MidCap 400.......................13.04%      23.37%     22.43%      17.61%       19.36%(2)
     S&P MidCap 400/BARRA Growth..........14.95%      23.39%     22.37%      16.86%           --(3)

(1)  The fund's inception date was November 20, 1987.

(2) For the period from 11/30/87 (the date nearest the fund's inception for which data are available) to 6/30/97.

(3)  Figures not available for this index prior to 1991.

See pages 16 and 17 for more information about comparative indices and returns.

PORTFOLIO AT A GLANCE
                                   6/30/97     12/31/96
Number of Companies                  54           55
Price/Earnings Ratio (Median)       32.2         45.6
Portfolio Turnover                 58%(1)       182%(2)

(1) Six months ended 6/30/97.
(2) Year ended 12/31/96.

[line graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

     VP Capital            S&P             S&P
    Appreciation       MidCap 400          500
      $10,000.          $10,000.        $10,000.
      $11,261.          $10,773.        $10,825.
      $11,346.          $12,846.        $12,198.
      $11,005.          $13,021.        $12,610.
      $12,680.          $15,691.        $14,692.
      $14,166.          $17,649.        $16,594.
      $15,601.          $18,113.        $17,099.
      $13,988.          $16,746.        $16,077.
      $16,033.          $20,439.        $18,363.
      $19,846.          $25,135.        $20,953.
      $17,708.          $24,231.        $20,816.
      $19,580.          $28,129.        $22,548.
      $20,528.          $29,729.        $23,641.
      $21,600.          $32,055.        $24,810.
      $20,072.          $29,713.        $23,979.
      $21,347.          $30,906.        $25,147.
      $25,502.          $36,352.        $30,213.
      $27,985.          $40,471.        $34,563.
      $28,371.          $44,200.        $38,044.
      $26,776.          $48,242.        $42,488.
      $25,850.          $54,531.        $51,243.

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The chart begins on November 30, 1987 because it is the date closest to the fund's November 20, 1987 inception date for which S&P MidCap 400 return data are available.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the return lines of the indices do not.

See Glossary on page 17 for investment terms.


2    Performance & Portfolio Information            American Century Investments


                                MANAGEMENT Q & A

     An interview with Glenn Fogle, lead manager on the VP Capital Appreciation investment team.

     HOW DID VP CAPITAL APPRECIATION PERFORM FOR THE SIX MONTHS ENDED JUNE 30, 1997?

     The fund returned -3.46% for the first half of the year, compared to a return of 13.04% for the S&P MidCap 400 and 14.95% for the S&P MidCap 400/BARRA Growth index. The S&P MidCap 400 covers the 400 largest companies not included in the S&P 500 and is considered a barometer of the performance of mid-cap companies. The BARRA Growth index includes the half of the S&P MidCap 400 with the highest price-to-book ratios.

     WHY DID THE FUND UNDERPERFORM THE MARKET BY SUCH A WIDE MARGIN?

     The fund had greater exposure than the S&P MidCap 400 to two parts of the market that performed poorly during most of the period. The fund had approximately 25% of its assets in companies with below $1 billion in total market value at the end of the period, compared to 14% for the midcap index. In addition, the companies in the fund had higher rates of earnings growth than the companies represented in the S&P MidCap 400. Both traits were out of favor during most of the period. Investors preferred the stocks of large companies that are closely followed by analysts and are expected to produce steady gains in earnings and stock prices. Because these large companies have turned in favorable earnings reports in recent quarters, investors have not been willing to pay a premium for smaller companies, even those with higher growth rates. That trend has abated in the second quarter. From the late April bottom for the small- and mid-cap market to the June 30, 1997, period end, Capital Appreciation climbed 19.11% compared to a 15.76% rebound for the S&P MidCap 400.

      (Editor's note: The small- and mid-cap rebound continued from the June 30 period end through July 31. Capital Appreciation returned 10.56% during that time and the S&P MidCap 400 posted a 9.86% gain.)

     WHY IS THE FUND SO DIFFERENT FROM ITS BENCHMARK?

     Unlike an index fund, VP Capital Appreciation makes no attempt to match any benchmark returns over short-term periods. In seeking superior long-term returns, the fund generally owns companies that have much higher growth rates than those in the index. Over time, we expect the exceptional earnings growth of the stocks Capital Appreciation owns to more than offset any premium paid to buy these companies. In the short run, however, the fund can be very volatile and markedly underperform the index.

     IN THE DECEMBER 31, 1996 ANNUAL REPORT, YOU DESCRIBED CHANGES YOU MADE IN THE SIX MONTHS SINCE YOUR TEAM TOOK OVER MANAGEMENT OF THE FUND. WHAT CHANGES HAVE YOU MADE THIS YEAR?

     The changes have not been as drastic as last year, when we decreased the number of companies in the portfolio and bought the stocks of companies showing higher rates of earnings and revenue growth. The most significant change was that we have been able to find accelerating earnings growth in a wider variety of industry groups this year. As a result, the fund's technology holdings dropped from nearly 40% of the portfolio at the beginning of the period to 30% at the end. This broader diversification should help to reduce the fund's volatility in future periods.

     WHAT KINDS OF STOCKS HAVE BEEN ADDED TO THE PORTFOLIO?

     One well known example is Ethan Allen Interiors, a furniture retailer that is experiencing accelerating earnings growth. We also added Herman Miller, an office furniture supplier, for the same reason. Our holdings in energy services, which stood at 4.6% at the beginning of the period, grew to 13.2% at the end. We saw a sell-off of energy stocks in January and February, after declining energy prices fueled investor pessimism about oil exploration prospects. The underlying business trends of many drilling and


Semiannual Report                                        Management Q&A     3


related companies were still very strong and we saw prospects for earnings acceleration well into 1997. As a result, we added several energy companies, including drill pipe manufacturer Energy Ventures (EVI, Inc.). The company's stock price climbed from approximately $28 when we bought it in February to $42 at the end of June.

     WHAT OTHER STOCKS CONTRIBUTED TO PERFORMANCE?

     Dell Computer's stock soared after a string of surprises regarding its sales volume and profitability. The company is benefiting from a trend among repeat computer buyers to buy directly from manufacturers rather than through a computer retailer. Dell's stock price climbed 120% during the six-month period. Telecommunications equipment maker Tellabs, Inc. saw its share price jump 48% during the period. Its sales have been boosted by companies' need to manage increasingly complex telecommunications networks.

     On the downside, biotechnology stocks hurt performance because a significant share of their present value derives from future products and earnings. Investor sentiment during most of the period favored companies with strong present earnings over those with strong future earnings potential.

     DO YOU THINK THE REBOUND IN MID-CAP GROWTH STOCKS WILL CONTINUE?

     The outperformance of large-cap stocks over the past year has coincided with a period of better-than-average (and better-than-expected) earnings growth, which we think is attributable to the surprisingly robust economy. For the past two years, the largest stocks in the S&P 500 index have seemingly offered everything an investor could desire: strong earnings growth, above-average returns, low volatility and superior liquidity. To some extent, the extraordinary returns have also been self-perpetuating, as momentum-following market participants have sold their underperforming stocks in order to buy the large-cap leaders.

     We think that a prolonged change in market leadership will probably begin with a deteriorating outlook for earnings, and that change may not be too far away. With the profit margins at large-cap companies already at historically high levels, it seems probable that their earnings growth rates will decline over the next few quarters. Some smaller companies will suffer the same deterioration, but those that can buck the trend should attract growth-oriented investors.

     Whether the rebound in small- and mid-cap stocks is temporary or prolonged, our approach is the same. We concentrate on keeping the fund well positioned with investments in good, growing businesses with the strongest fundamental outlook we can find. We don't have any control over the timing of how the market reacts, but we can control our investment strategy and goals.


TOP TEN HOLDINGS                      % of fund investments
                                       As of         As of
                                       6/30/97      12/31/96
Tellabs, Inc.                           4.2%          4.6%
HBO & Co.                               3.9%          3.4%
McAfee Associates, Inc.                 3.4%          2.5%
Boeing Co.                              3.0%          3.2%
Oxford Health Plans, Inc.               2.9%            -
Tenet Healthcare Corp.                  2.7%          1.9%
Vitesse Semiconductor Corp.             2.7%          3.8%
Solectron Corp.                         2.6%            -
EVI, Inc.                               2.5%            -
Stewart Enterprises, Inc. Cl A          2.4%          1.5%


TOP FIVE INDUSTRIES                   % of fund investments
                                       As of         As of
                                       6/30/97      12/31/96
Energy Services                         13.2%         4.6%
Computer Software & Services            10.0%        17.4%
Healthcare                               9.2%         6.2%
Communications Equipment                 8.9%         9.9%
Electrical & Electronic
  Components                             7.5%         5.3%


4    Management Q & A                            American Century Investments


                             SCHEDULE OF INVESTMENTS

JUNE 30, 1997 (UNAUDITED)

Shares                                                               Value
-------------------------------------------------------------------------------
COMMON STOCKS
AEROSPACE & DEFENSE--3.0%
    580,000   Boeing Co.                                    $    30,776,250
                                                            ---------------
AUTOMOBILES & AUTO PARTS--1.9%
    446,000   Tower Automotive, Inc.(1)                          19,178,000
                                                            ---------------
BIOTECHNOLOGY--2.1%
    700,000   Centocor, Inc.(1)                                  21,721,875
                                                            ---------------
BROADCASTING & MEDIA--1.6%
    430,000   Jacor Communications, Inc.(1)                      16,487,813
                                                            ---------------
BUSINESS SERVICES & SUPPLIES--6.4%
    350,000   ABR Information Services, Inc.(1)                  10,128,125
    440,000   Corrections Corp. of America(1)                    17,490,000
    320,000   PMT Services, Inc.(1)                               4,870,000
    275,000   Quintiles Transnational Corp.(1)                   19,129,688
    300,000   Robert Half International, Inc.(1)                 14,118,750
                                                            ---------------
                                                                 65,736,563
                                                            ---------------
COMMUNICATIONS EQUIPMENT--8.9%
    720,000   ADC Telecommunications, Inc.(1)                    24,075,000
    270,000   Davox Corp.(1)                                      9,644,062
    920,000   PairGain Technologies, Inc.(1)                     14,288,750
    780,000   Tellabs, Inc.(1)                                   43,533,750
                                                            ---------------
                                                                 91,541,562
                                                            ---------------
COMMUNICATIONS SERVICES--0.3%
    100,000   Cincinnati Bell Inc.                                3,150,000
                                                            ---------------
COMPUTER PERIPHERALS--2.8%
    425,000   Encad, Inc.(1) (2)                                 17,717,187
    516,000   Quantum Corp.(1)                                   10,497,375
                                                            ---------------
                                                                 28,214,562
                                                            ---------------
COMPUTER SOFTWARE & SERVICES--10.0%
    378,700   Ceridian Corp.(1)                                  16,000,075
    575,000   HBO & Co.                                          39,603,125
    550,000   McAfee Associates, Inc.(1)                         34,684,375
    248,600   Veritas Software Corp.(1)                          12,461,075
                                                            ---------------
                                                                102,748,650
                                                            ---------------
COMPUTER SYSTEMS--1.6%
    140,000   Dell Computer Corp.(1)                             16,436,875
                                                            ---------------


Shares                                                               Value
-------------------------------------------------------------------------------
ELECTRICAL & ELECTRONIC
COMPONENTS--7.5%
    265,000   Lattice Semiconductor Corp.(1)                $    14,955,937
    220,000   Sawtek Inc.(1)                                      7,425,000
    380,000   Solectron Corp.(1)                                 26,623,750
    850,000   Vitesse Semiconductor Corp.(1) (2)                 27,757,812
                                                            ---------------
                                                                 76,762,499
                                                            ---------------
ENERGY (SERVICES)--13.2%
    140,000   Diamond Offshore Drilling(1)                       10,937,500
    600,000   EVI, Inc.(1)                                       25,200,000
  1,050,000   Marine Drilling Companies, Inc.(1)                 20,540,625
    500,000   Petroleum Geo-Services A/S ADR(1)                  24,437,500
    350,000   Santa Fe International Corporation(1)              11,900,000
    440,000   Seacor Holdings, Inc.(1) (2)                       23,017,500
    440,000   Tidewater Inc.                                     19,360,000
                                                            ---------------
                                                                135,393,125
                                                            ---------------
ENVIRONMENTAL SERVICES--3.6%
    610,000   Browning-Ferris Industries, Inc.                   20,282,500
    210,000   USA Waste Services, Inc.(1)                         8,111,250
    213,400   United Waste Systems, Inc.(1)                       8,736,063
                                                            ---------------
                                                                 37,129,813
                                                            ---------------
FOOD & BEVERAGE--1.2%
    200,000   Interstate Bakeries Corp.                          11,862,500
                                                            ---------------
FURNITURE & FURNISHINGS--3.8%
    330,000   Ethan Allen Interiors Inc.                         18,810,000
    570,000   Miller (Herman), Inc.                              20,448,750
                                                            ---------------
                                                                 39,258,750
                                                            ---------------
HEALTHCARE--9.2%
    475,000   Curative Health Services, Inc.(1) (2)              13,745,313
    420,000   Oxford Health Plans, Inc.(1)                       30,148,125
    640,000   Quorum Health Group, Inc.(1)                       22,800,000
    950,000   Tenet Healthcare Corp.(1)                          28,084,375
                                                            ---------------
                                                                 94,777,813
                                                            ---------------
LEISURE--5.5%
    600,000   Callaway Golf Co.                                  21,300,000
    560,000   Doubletree Corp.(1)                                23,012,500
    210,000   HFS, Inc.(1)                                       12,180,000
                                                            ---------------
                                                                 56,492,500
                                                            ---------------

See Notes to Financial Statements


Semiannual Report                               Schedule of Investments     5


                             SCHEDULE OF INVESTMENTS

JUNE 30, 1997 (UNAUDITED)

Shares                                                               Value
-------------------------------------------------------------------------------
MACHINERY & EQUIPMENT--1.3%
    380,000   Dynatech Corp.(1)                            $     13,585,000
                                                            ---------------
PERSONAL SERVICES--2.5%
    600,000   Stewart Enterprises, Inc. Cl A                     25,125,000
                                                            ---------------
PHARMACEUTICALS--2.0%
    426,000   Jones Medical Industries, Inc.                     20,235,000
                                                            ---------------
RETAIL (APPAREL)--2.5%
    385,200   Polo Ralph Lauren Corp. Cl A(1)                    10,544,850
    470,000   Ross Stores, Inc.                                  15,348,437
                                                            ---------------
                                                                 25,893,287
                                                            ---------------
RETAIL (GENERAL MERCHANDISE)--1.7%
    500,000   Consolidated Stores Corp.(1)                       17,375,000
                                                            ---------------
RETAIL (SPECIALTY)--3.3%
    250,000   Corporate Express, Inc.(1)                          3,601,563
    230,000   Home Depot, Inc.                                   15,855,625
    385,000   Lowe's Companies, Inc.                             14,293,125
                                                            ---------------
                                                                 33,750,313
                                                            ---------------

TOTAL COMMON STOCKS--95.9%                                      983,632,750
                                                            ---------------
   (Cost $815,378,743)

TEMPORARY CASH INVESTMENTS--4.1%
     Repurchase Agreement, Goldman Sachs
        & Co., Inc., (U.S. Treasury obligations),
        in a joint trading account at 5.80%,
        dated 6/30/97, due 7/1/97 (Delivery
              value $42,406,831)                                 42,400,000
                                                            ---------------
   (Cost $42,400,000)

TOTAL INVESTMENT SECURITIES--100.0%                          $1,026,032,750
                                                            ===============
   (Cost $857,778,743)

See Notes to Financial Statements

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1)  Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 4 in Notes to Financial Statements for a summary of transactions for each issuer who is or was an affiliate at or during the six months ended June 30, 1997.)


6    Schedule of Investments                     American Century Investments

                       STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1997 (UNAUDITED)

ASSETS
Investment securities, at value (identified cost of $857,778,743) (Note 3).......................    $1,026,032,750

Cash ............................................................................................           328,336

Receivable for investments sold..................................................................         4,574,310

Dividends and interest receivable................................................................           194,681
                                                                                                    ---------------
                                                                                                      1,031,130,077
                                                                                                    ---------------

LIABILITIES
Payable for investments purchased................................................................         5,547,650

Payable for capital shares redeemed..............................................................         5,429,179

Accrued management fees (Note 2).................................................................           841,523

Other liabilities................................................................................               645
                                                                                                    ---------------
                                                                                                         11,818,997
                                                                                                    ---------------

Net Assets Applicable to Outstanding Shares......................................................    $1,019,311,080
                                                                                                    ===============
CAPITAL SHARES, $0.01 PAR VALUE
Authorized.......................................................................................       500,000,000
                                                                                                    ===============
Outstanding......................................................................................       105,475,067
                                                                                                    ===============

NET ASSET VALUE PER SHARE........................................................................   $          9.66
                                                                                                    ===============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)..........................................................   $   909,899,628

Undistributed net investment loss................................................................       (3,341,214)

Accumulated net realized loss
     from investments and foreign currency transactions..........................................      (55,501,341)

Net unrealized appreciation on investments and
     translation of assets and liabilities
     in foreign currencies (Note 3)..............................................................       168,254,007
                                                                                                    ---------------
                                                                                                     $1,019,311,080
                                                                                                    ===============
See Notes to Financial Statements

Semiannual Report                        Statement of Assets and Liabilities   7


                             STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT LOSS
INCOME:
Interest........................................................ $   1,358,623

Dividends.......................................................       753,628
                                                                 -------------
                                                                     2,112,251
                                                                 -------------
EXPENSES (NOTE 2):
Management fees.................................................     5,447,145

Directors' fees and expenses....................................         6,320
                                                                 -------------
                                                                     5,453,465
                                                                 -------------

NET INVESTMENT LOSS.............................................   (3,341,214)
                                                                 -------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized loss on investments................................  (54,843,852)

Change in net unrealized appreciation on investments............    12,253,136
                                                                 -------------


NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.................  (42,590,716)
                                                                 -------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS.......................................$ (45,931,930)
                                                                 =============

See Notes to Financial Statements


8    Statement of Operations                     American Century Investments


                       STATEMENTS OF CHANGES IN NET ASSETS

Six Months Ended June 30, 1997 (Unaudited) and Year Ended December 31, 1996

DECREASE IN NET ASSETS                                                    1997                 1996
OPERATIONS
Net investment loss................................................    $ (3,341,214)  $      (8,513,694)

Net realized gain (loss) on investments and foreign
     currency transactions.........................................     (54,843,852)          32,772,249

Change in net unrealized appreciation on
     investments and translation of assets and
     liabilities in foreign currencies.............................      12,253,136         (86,371,388)
                                                                      --------------     ---------------

Net decrease in net assets resulting from operations...............     (45,931,930)        (62,112,833)
                                                                      --------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains from investment transactions...............     (23,310,498)      (165,281,584)
                                                                      --------------     ---------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold..........................................     138,526,258          364,518,011

Proceeds from reinvestment of distributions........................      23,310,498          165,281,584

Payments for shares redeemed.......................................    (387,148,299)       (449,663,781)
                                                                      --------------     ---------------
Net increase (decrease) in net assets
from capital share transactions....................................    (225,311,543)          80,135,814
                                                                      --------------     ---------------

Net decrease in net assets.........................................    (294,553,971)       (147,258,603)

NET ASSETS
Beginning of period................................................    1,313,865,051       1,461,123,654
                                                                      --------------     ---------------

End of period......................................................  $1,019,311,080       $1,313,865,051
                                                                      ==============     ===============

Undistributed net investment loss..................................   $  (3,341,214)                  --
                                                                      ==============     ===============
TRANSACTIONS IN SHARES OF THE FUND
Sold ...................................................                 14,509,167           31,440,930

Issued in reinvestment of distributions............................       2,633,955           16,949,976

Redeemed...........................................................     (40,011,583)        (41,183,203)
                                                                      --------------     ---------------

Net increase (decrease)............................................     (22,868,461)           7,207,703
                                                                      ==============     ===============

See Notes to Financial Statements


Semiannual Report                         Statements of Changes in Net Assets  9


                          NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES

     ORGANIZATION--American Century Variable Portfolios, Inc., formerly TCI Portfolios, Inc., (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century VP Capital Appreciation, formerly TCI Growth, (the Fund) is one of the five series of funds issued by the Corporation. The Fund's investment objective is capital growth. The Fund seeks to achieve its investment objective by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

     FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investments are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. During the six months ended June 30, 1997, the Fund did not hold any securities denominated in foreign currencies. Therefore, there were no realized or unrealized foreign currency exchange gains or losses for the period.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms. There were no open forward foreign currency exchange contracts at June 30, 1997.

     REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.


10   Notes to Financial Statements                 American Century Investments


                          NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997 (UNAUDITED)

     INCOME TAX STATUS--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

     SUPPLEMENTARY INFORMATION--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., and the Corporation's transfer agent, American Century Services Corporation.

     USE OF ESTIMATES--THE preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1.00%.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  investment   securities,   excluding  short-term
investments, totaled $607,970,623 and $845,394,029, respectively.

     As  of  June  30,  1997,   accumulated  net  unrealized   appreciation  was
$167,781,952, based on the aggregate cost of investments of $858,250,798 for federal income tax purposes. Accumulated net unrealized appreciation consisted of unrealized appreciation of $188,332,404 and unrealized depreciation of $20,550,452.


Semiannual Report                         Notes to Financial Statements    11


                          NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997 (UNAUDITED)

4. AFFILIATED COMPANY TRANSACTIONS

     A summary of transactions for each issuer who is or was an affiliate at or during the six months ended June 30, 1997, follows:

                                       Share                                                           June 30, 1997
                                      Balance    Purchase        Sales          Realized          Share            Market
                                     12/31/96      Cost          Cost          Gain (Loss)       Balance            Value
ISSUER(1)
ClinTrials Inc.                    1,050,000      --        $ 27,230,464    $ (13,278,989)              --               --
Curative Health Services, Inc.       750,000      --           7,004,753          883,620          475,000     $ 13,745,313
Encad, Inc.                          700,000      --          11,988,887       (2,445,266)         425,000       17,717,187
FPA Medical Management, Inc.       1,150,000      --          23,327,800          (36,333)              --               --
Leasing Solutions, Inc.              700,000      --          20,239,641      (11,125,358)              --               --
National TechTeam, Inc.              880,000      --          22,790,557       (6,649,379)              --               --
Seacor Holdings, Inc.                480,000      --           2,242,050         (107,021)         440,000       23,017,500
Vitesse Semiconductor Corp.        1,100,000      --          12,814,696       10,930,424          850,000(2)    27,757,812
                                                 ----       -------------    -------------                     ------------
                                                  --        $127,638,848     $(21,828,302)                      $82,237,812
                                                 ====       =============    =============                     ============

(1)  None of the securities produced income during the period.

(2) Includes adjustments for shares received from stock split and/or stock spinoff during the year.


12   Notes to Financial Statements                 American Century Investments


                              FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)

                                               1997(1)         1996             1995           1994         1993         1992
PER-SHARE DATA
Net Asset Value,
Beginning of Period........................   $10.24           $12.06          $9.21          $9.32         $8.47        $8.64
                                             --------         --------       --------       --------      --------    --------
Income From
Investment Operations
    Net Investment Income (Loss)...........    (0.03)        (0.06)(2)         (0.02)           0.01          0.03        0.02

    Net Realized and
    Unrealized Gain (Loss) on
    Investment Transactions................    (0.34)           (0.40)           2.88         (0.12)          0.84     (0.14)
                                             --------         --------       --------       --------      --------    --------
    Total From Investment Operations.......    (0.37)           (0.46)           2.86         (0.11)          0.87     (0.12)
                                             --------         --------       --------       --------      --------    --------
Distributions
    From Net
    Investment Income......................        --               --         (0.01)             --        (0.02)      (0.05)

    From Net Realized Gains
    on Investment Transactions.............    (0.21)           (1.36)             --             --            --          --
                                             --------         --------       --------       --------      --------    --------
    Total Distributions....................    (0.21)           (1.36)         (0.01)             --        (0.02)     (0.05)
                                             --------         --------       --------       --------      --------    --------
Net Asset Value,
End of Period..............................     $9.66           $10.24         $12.06          $9.21         $9.32       $8.47
                                             ========         ========       ========       ========      ========    ========
    Total Return(3)........................   (3.46)%          (4.32)%         31.10%        (1.17)%        10.30%     (1.33)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets......................  1.00%(4)            1.00%          0.99%          1.00%         1.00%       1.00%

Ratio of Net Investment Income
(Loss) to Average Net Assets...............(0.61)%(4)          (0.59)%        (0.23)%          0.11%         0.35%       0.32%

Portfolio Turnover Rate....................       58%             182%           147%           115%           87%        135%
Average Commission Paid per

Investment Security Traded.................   $0.0306          $0.0326        $0.0370          --(5)         --(5)       --(5)

Net Assets, End
of Period (in thousands)...................$1,019,311       $1,313,865     $1,461,124     $1,002,577      $755,689    $415,005

(1)  Six months ended June 30, 1997 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.


Semiannual Report                                   Financial Highlights   13


                                      NOTES

14   Notes                                       American Century Investments


                                      NOTES


Semiannual Report                                                 Notes    15


                             BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY AND POLICIES

     The philosophy behind American Century's growth funds focuses on three important principles. Chiefly, the funds seek to own successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit potential for gain. Finally, American Century funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     VP CAPITAL APPRECIATION seeks capital growth over time by investing in growth companies across all capitalization ranges. Since mid-1996, VP Capital Appreciation has invested mainly in the securities of medium-sized firms with accelerating growth. Such a strategy results in volatility over the short term and offers the potential for long-term growth.

COMPARATIVE INDICES

     The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly-traded U.S. companies that are considered leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock performance.

     The S&P MIDCAP 400 is an index created by Standard & Poor's Corporation of the 400 most influential companies not included in the S&P 500. It is considered to represent the performance of mid-capitalization stocks generally. The index was created in March 1994. Data presented for prior periods have been provided by S&P.

     The S&P MidCap 400/BARRA Growth is an index created by Standard & Poor's Corporation and BARRA. The index divides the S&P 400 into two mutually exclusive groups based on price/book ratios. The half of the S&P 400 with higher ratios falls into the Growth index, while a value index tracks the performance of the other half. Similar growth and value indices are available for the S&P 500.


FUND MANAGEMENT TEAM LEADERS
Portfolio Manager Glenn Fogle
Portfolio Manager John Seitzer


16   Background Information                      American Century Investments


                                    GLOSSARY

RETURNS

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For year-by-year total returns, please refer to the "Financial Highlights" on page 13.


PORTFOLIO STATISTICS

o NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

o PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

o PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

TYPES OF STOCKS

o  BLUE-CHIP  STOCKS--  stocks of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

o CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

o GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

o LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

o MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

o SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

o VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

STATISTICAL TERMINOLOGY

o PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


Semiannual Report                                              Glossary    17


[american century logo]
American
Century(sm)

P.O. Box 419385
Kansas City, Missouri
64141-6385

Investor Services:
1-800-345-3533 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-345-1833 or 816-444-3485

Fax: 816-340-4360

Internet: www.americancentury.com


American Century Variable Portfolios, Inc.

Investment Manager
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.


9707           [recycled logo]
SH-BKT-9288       Recycled

                               SEMIANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                 JUNE 30, 1997

                                AMERICAN CENTURY
                                    VARIABLE
                                PORTFOLIOS, INC.

                                  VP Balanced



                               TABLE OF CONTENTS

Our Message to You..................................1
Performance & Portfolio Information.................2
Management Q & A....................................3
Schedule of Investments.............................5
Statement of Assets and Liabilities.................9
Statement of Operations............................10
Statements of Changes in Net Assets................11
Notes to Financial Statements......................12
Financial Highlights...............................14
Background Information
     Investment Philosophy and Policies............16
     Comparative Indices...........................16
     Fund Management Team Leaders..................16
Glossary...........................................17

We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                               OUR MESSAGE TO YOU

[photo of James E. Stowers, Jr. and James E. Stowers III]

     During the six months ended June 30, 1997, American Century VP Balanced Fund (formerly TCI Balanced) met its investment objective of providing capital growth with less volatility than funds that are 100% invested in growth stocks. In the Manage-ment Q&A that follows, the investment team discusses the fund's performance and strategy during the period.

     To enhance our conservative equity offerings, we are pleased to announce that we plan to add VP Income & Growth in September. This fund will use quantitative management strategies to pursue its investment objectives -- dividend growth, current income and capital appreciation. VP Income & Growth is designed to be a core holding for annuity investors seeking a fund that uses a risk-adjusted investment approach to provide returns representative of the overall performance of the U.S. stock market.

     In addition to building our fund family, we have also been strengthening our corporate team. In June, Bill Lyons, American Century's chief operating officer, became president, assuming full responsibility for the company's day-to-day operations. This change will enable us to spend more time developing and refining new investment technologies and tools that build on and leverage the proprietary system we pioneered 25 years ago. One of our goals is to ensure that we continue to evolve and innovate -- building the investment tools today that will lead us and our investors to success in the next century.

     In July, American Century agreed to enter into a business partnership with J.P. Morgan & Co., one of the strongest and most respected firms in the financial services industry. J.P. Morgan will become a significant minority owner of American Century Companies, Inc., the parent corporation of the investment manager of American Century mutual funds. Through this partnership, we see many opportunities to expand the range of investment choices and services we offer. A global financial services firm, J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs.

     Within the framework of this new relationship, American Century will continue to operate as an independent company. No changes in your fund's portfolio managers, investment policies, fees or expenses are anticipated as a result of this transaction. American Century's corporate management team remains the same, and the Stowers family will retain voting control of the company.

     In closing, we want to reassure you that American Century remains committed to serving your investment needs first and foremost. Thank you for your trust and confidence.

Sincerely,

/s/James E. Stowers, Jr.                          /s/James E. Stowers III
James E. Stowers, Jr.                             James E. Stowers III
Chairman of the Board and Founder                 Chief Executive Officer



Semiannual Report                                   Our Message to You        1


                      PERFORMANCE & PORTFOLIO INFORMATION

                                                    AVERAGE ANNUAL RETURNS
                           6 MONTHS   1 YEAR     3 YEARS    5 YEARS    LIFE OF
                                                                       FUND(1)
TOTAL RETURNS AS OF JUNE 30, 1997
     VP Balanced............8.92%     16.18%     15.19%     10.76%     10.90%
     Blended index.........13.49%     23.70%     20.30%     14.45%     13.81%

(1) The fund's inception date was 5/1/91.

See pages 16 and 17 for more information about comparative indices and returns.


[line graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
$10,000 investment made 5/1/91

Value on 6/30/97
Blended index $22,921
VP Balanced $18,918

Date          VP Balanced           Blended index
5/1/91          $10,000              $10,000
12/31/91        $12,554              $11,241
6/30/92         $11,349              $11,329
12/31/92        $11,795              $12,077
6/30/93         $12,246              $12,729
12/31/93        $12,702              $13,231
6/30/94         $12,379              $12,823
12/31/94        $12,780              $13,238
6/30/95         $14,388              $15,375
12/31/95        $15,479              $17,084
6/30/96         $16,283              $18,206
12/31/96        $17,369              $19,901
6/30/97         $18,918              $22,921

     Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

     The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the return line of the blended index does not.


[pie chart]

ASSET ALLOCATION (as of June 30, 1997)

Common Stocks                            59%
Corporate Bonds                          23%
U.S. Treasury Securities                 10%
Mortgage- & Asset-Backed Securities      5%
Other                                    3%

See Glossary on page 17 for investment terms.


2    Performance & Portfolio Information           American Century Investments


                                MANAGEMENT Q & A

     An interview with Bruce Wimberly and Jeff Houston, portfolio managers on the VP Balanced equity and fixed-income investment teams.

     How did the fund perform for the six months ended June 30, 1997?

     The fund's total return was 8.92%, reflecting the combined performance of the fund's stock portfolio (60% of assets) and bond portfolio (40% of assets). VP Balanced met its goal of providing capital growth with less volatility than funds that are 100% invested in growth stocks. However, it lagged its benchmark, a blended index, which posted a 13.49% total return for the period. This blended index combines the S&P 500 and the Lehman Intermediate Government/ Corporate Index in proportion to the asset mix of the fund. For the 12 months ended June 30, 1997, VP Balanced was up 16.18%, compared to the blended index's 23.70% gain.

     What explains the fund's relative performance against its benchmark?

     It was affected primarily by the fact that the fund's small- and mid-cap stock holdings were out of favor. For the period, the fund's stock portfolio returned 7.79%, compared with 20.61% for the S&P 500, while the bond portfolio returned 1.11%, compared to the 2.83% return posted by its benchmark index, the Lehman Intermediate Government/Corporate Index.

     The performance of the blended index was heavily influenced by the exceptionally strong performance of the S&P 500, which represents 60% of the blended index. The S&P 500 reflects the performance of the U.S. stock market generally, but it has a large-capitalization bias. During the first quarter, large-cap stocks generally outperformed the shares of mid- and small-cap companies. This market trend worked against the fund, since we had purchased some attractive smaller-cap stocks late last year in an effort to improve the fund's performance. The underperformance of these stocks reduced the fund's performance below that of its benchmark.

     What specific stocks or sectors of the market had the greatest impact on the performance of the fund's stock portfolio?

     Some energy-related and technology companies proved disappointing. In the energy sector, VP Balanced was heavily weighted in the shares of several oil-drilling companies that had demonstrated impressive growth and whose stock appreciated steadily during the previous six months. We held onto these stocks because we expected to continue to benefit from increasing demand for new oil supplies. However, the stocks began sliding in mid-January as oil and gas prices fell.

     We continue to like certain sectors within technology, given their strong fundamental results over the period. However, as with many industries, there were pockets

TOP TEN EQUITY HOLDINGS         % of equity portfolio
                                As of         As of
                                6/30/97      12/31/96
Tyco International Ltd.         5.1%          --
Warner-Lambert Co.              4.7%           3.5%
General Electric Co.            4.1%           2.9%
Pfizer, Inc.                    3.6%           2.7%
Lilly (Eli) & Co.               3.5%           2.4%
Phillips Electronics N.V.       3.3%          --
Intel Corp.                     3.2%           5.2%
Clear Channel
   Communications, Inc.         3.2%           1.1%
Merck & Co., Inc.               3.0%           2.5%
Gillette Company                2.9%          --


TOP FIVE INDUSTRIES             % of equity portfolio
                              As of           As of
                              6/30/97        12/31/96
Pharmaceuticals               20.5%           17.9%
Diversified Companies         13.7%            2.9%
Electrical & Electronic
   Components                 10.3%            6.9%
Banking                        8.0%            6.3%
Energy (Production & Marketing)7.4%            --


Semiannual Report                                         Management Q & A    3


                                MANAGEMENT Q & A

of weakness. Despite short-term price volatility, we remain committed to those companies that can demonstrate a sustained level of improving growth. We believe that in the long run, prices follow earnings.

     What changes are you making to the fund's stock portfolio?

     We've increased the portfolio's market capitalization by adding more quality mid-cap and large-cap stocks, which offer growth with a measure of stability. Companies that continue to appeal to us tend to have the following characteristics: dominant market share, pricing power, global reach, good capital management and strong management teams. A few examples include Clear Channel Communications, a leading consolidator of radio and TV companies; Proctor & Gamble, a worldwide provider of household products; and Sun-America, a leader in retirement products. We also are reducing our concentrations in some sectors to provide broader diversification to the portfolio and reduce the impact of the fund's more volatile holdings.

     How did the fund's bond portfolio perform? What factors had an impact on performance?

     The bond portion of the fund performed about as well as could be expected in an unstable period for bonds. We assumed a cautious posture, keeping the portfolio's duration at or below the fund's neutral level for most of the period. The fund's duration was a benefit in the somewhat volatile interest rate environment of the past year. Rather than try to guess the direction of interest rates, we took a steady, conservative approach to managing the bond portion of the fund.

     We also continued to hold our position in mortgage-backed securities, which were the top-performing fixed-income sector for the period. Mortgage-backed securities, with their relatively high yields, perform best when interest rates are flat or moving within a fairly narrow range, as they were for most of the period.

     What's your outlook for the fund's bond portfolio?

     It is uncertain if the Federal Reserve's interest rate hike in March was an isolated event or the first in a series of moves. All indicators seem to point to continued strong economic progress. Inflation has remained tame, but we are skeptical that prices can remain subdued with the economy growing at an annual rate of over 4%. Given that, we will maintain our cautious posture and continue to conservatively manage the portfolio's duration and average maturity.

VP BALANCED'S FIXED-INCOME PORTFOLIO
                                 As of          As of
                                 6/30/97       12/31/96

Portfolio Sensitivity to Interest Rates
Weighted Average Maturity       6.6 years      6.0 years
Duration4.2 years               4.0 years

Portfolio Credit Quality       % of fixed income portfolio
     (S&P Ratings)
         AAA                       39%            46%
         AA                        14%            7%
         A                         28%            32%
         BBB                       19%            15%
                                   ---            ---
                                  100%           100%
                                 =====          =====

See Glossary on page 17.


4    Management Q & A                              American Century Investments


                            SCHEDULE OF INVESTMENTS

JUNE 30, 1997 (UNAUDITED)

Shares                                                         Value
--------------------------------------------------------------------------------
COMMON STOCKS

AEROSPACE & DEFENSE--2.3%
     54,800     BE Aerospace, Inc.(1)                    $    1,729,625
     45,400     United Technologies Corp.                     3,768,200
                                                              ---------
                                                              5,497,825
BANKING--4.7%
     55,800     BankAmerica Corp.                             3,602,587
     26,400     Charter One Financial, Inc.                   1,423,950
     32,080     Chase Manhattan Corp.                         3,113,765
     25,900     Citicorp                                      3,122,569
                                                              ---------
                                                             11,262,871
                                                             ----------
BIOTECHNOLOGY--0.3%
     53,700     Bio-Technology General Corp.(1)                 726,628
                                                                -------

BROADCASTING & MEDIA--3.5%
     72,800     Clear Channel Communications, Inc.(1)         4,477,200
     104,600    Outdoor Systems, Inc.(1)                      3,987,875
                                                              ---------
                                                              8,465,075
                                                              ---------
BUILDING & HOME IMPROVEMENTS--0.8%
     42,000     American Standard Companies Inc.(1)           1,879,500
                                                              ---------

CHEMICALS & RESINS--0.5%
     27,500     Ecolab, Inc.                                  1,313,125
                                                              ---------

COMMUNICATIONS EQUIPMENT--0.9%
     13,900     Motorola, Inc.                                1,056,400
     40,200     Westell Technologies, Inc.(1)                 1,006,256
                                                              ---------
                                                              2,062,656
                                                              ---------
COMPUTER PERIPHERALS--0.4%
     29,600     Western Digital Corp.(1)                        936,100
                                                                -------

COMPUTER SOFTWARE & SERVICES--3.3%
     35,700     BMC Software, Inc.(1)                         1,979,119
     69,800     Compuware Corp.(1)                            3,341,675
     43,000     Electronics for Imaging, Inc.(1)              2,030,406
     13,300     Oracle Systems Corp.(1)                         669,572
                                                                -------
                                                              8,020,772
                                                              ---------
COMPUTER SYSTEMS--1.1%
     13,700     Compaq Computer Corp.(1)                      1,359,725
     35,500     Sun Microsystems, Inc.(1)                     1,321,266
                                                              ---------
                                                              2,680,991
                                                              ---------

Shares                                                         Value
--------------------------------------------------------------------------------
CONSUMER PRODUCTS--3.9%
     36,100     Avon Products, Inc.                      $    2,547,306
     43,800     Gillette Company                              4,150,050
     19,600     Procter & Gamble Co. (The)                    2,768,500
                                                              ---------
                                                              9,465,856
                                                              ---------
DIVERSIFIED COMPANIES--7.2%
     87,800     General Electric Co.                          5,739,925
     35,000     Honeywell Inc.                                2,655,625
     102,400    Tyco International Ltd.                       7,123,200
     55,200     U.S. Industries, Inc.(1)                      1,966,500
                                                              ---------
                                                             17,485,250
                                                              ---------
ELECTRICAL & ELECTRONIC
COMPONENTS--6.3%
     32,600     Altera Corp.(1)                               1,647,319
     31,800     Intel Corp.                                   4,502,681
     13,300     Johnson Controls, Inc.                          546,131
     34,300     KLA Instruments Corp.(1)                      1,673,197
     64,900     LSI Logic Corp.(1)                            2,076,800
     64,500     Phillips Electronics N.V.                     4,635,937
                                                              ---------
                                                             15,082,065
                                                              ---------
ENERGY (PRODUCTION & MARKETING)--2.8%
     68,000     Falcon Drilling Co. Inc.(1)                   3,918,500
     53,900     Global Marine Inc.(1)                         1,253,175
     85,800     Tubos de Acero de Mexico,
                   S.A. ADR(1)                                1,581,938
                                                              ---------
                                                              6,753,613
                                                              ---------
ENERGY (SERVICES)--1.5%
     27,700     Diamond Offshore Drilling, Inc.(1)            2,164,062
     35,600     Energy Ventures, Inc.(1)                      1,495,200
                                                              ---------
                                                              3,659,262
                                                              ---------
ENVIRONMENTAL SERVICES--0.8%
     50,100     USA Waste Services, Inc.(1)                   1,935,112
                                                              ---------

FINANCIAL SERVICES--0.5%
     26,700     Federal National Mortgage
                   Association                                1,164,788
                                                              ---------
FOOD & BEVERAGE--0.7%
     53,800     Panamerican Beverages Inc.                    1,768,675
                                                              ---------

HEALTHCARE--0.8%
     31,200     Cardinal Health, Inc.                         1,786,200
                                                              ---------

See Notes to Financial Statements


Semiannual Report                                  Schedule of Investments   5


                            SCHEDULE OF INVESTMENTS

JUNE 30, 1997 (UNAUDITED)

Shares/Principal Amount                                        Value
--------------------------------------------------------------------------------
INSURANCE--2.3%
     58,900     Conseco Inc.                             $    2,179,300
     66,000     SunAmerica, Inc.                              3,217,500
                                                              ---------
                                                              5,396,800
                                                              ---------
LEISURE--0.5%
     34,100     Callaway Golf Co.                             1,210,550
                                                              ---------

PHARMACEUTICALS--12.0%
     27,900     American Home Products Corp.                  2,134,350
     58,000     Johnson & Johnson                             3,733,750
     44,800     Lilly (Eli) & Co.                             4,897,200
     40,300     Merck & Co., Inc.                             4,171,050
     1,386      Novartis ORD                                  2,216,233
     42,800     Pfizer, Inc.                                  5,114,600
     52,900     Warner-Lambert Co.                            6,572,825
                                                              ---------
                                                             28,840,008
                                                              ---------
RETAIL (APPAREL)--0.2%
     8,500      Gucci Group N.V.                                547,188
                                                                -------

TEXTILES & APPAREL--1.3%
     69,400     Samsonite Corp.(1)                            3,066,613
                                                              ---------

TOTAL COMMON STOCKS--58.6%                                  141,007,523
                                                            -----------
   (Cost $104,307,935)

U.S. TREASURY SECURITIES
$2,650,000      U.S. Treasury Notes,
                   6.125%, 3/31/98                            2,659,116
 2,000,000      U.S. Treasury Notes,
                   6.125%, 5/15/98                            2,006,260
 2,000,000      U.S. Treasury Notes,
                   6.00%, 9/30/98                             2,002,500
 2,000,000      U.S. Treasury Notes,
                   6.375%, 5/15/99                            2,010,620
 1,000,000      U.S. Treasury Notes,
                   5.875%, 2/15/00                              992,500
 1,000,000      U.S. Treasury Notes,
                   6.375%, 5/15/00                            1,004,060
 1,000,000      U.S. Treasury Notes,
                   6.125%, 9/30/00                              995,630
   500,000      U.S. Treasury Notes,
                   5.75%, 10/31/00                              492,190
   825,000      U.S. Treasury Notes,
                   7.75%, 2/15/01                               863,412

Principal Amount                                               Value
--------------------------------------------------------------------------------
$   750,000     U.S. Treasury Notes,
                   6.625%, 4/30/02                         $    757,035
 2,750,000      U.S. Treasury Notes,
                   6.50%, 5/31/02                             2,761,169
 1,000,000      U.S. Treasury Notes,
                   5.875%, 2/15/04                              969,060
 2,400,000      U.S. Treasury Notes,
                   7.25%, 5/15/04                             2,502,000
 1,200,000      U.S. Treasury Notes,
                   5.875%, 11/15/05                           1,148,628
 1,450,000      U.S. Treasury Bonds,
                   7.625%, 2/15/25                            1,587,300
   500,000      U.S. Treasury Bonds,
                   7.625%, 2/15/27                              489,220
                                                              ---------
TOTAL U.S. TREASURY SECURITIES--9.6%                         23,240,700
                                                              ---------
   (Cost $23,243,164)

MORTGAGE-BACKED SECURITIES(2)
 1,473,238      FNMA Pool #248679,
                   5.50%, 12/1/08                             1,400,328
 1,719,813      FNMA Pool #250627,
                   8.00%, 7/1/26                              1,761,621
 1,927,498      GNMA Pool #002202,
                   7.00%, 4/20/26                             1,889,333
                                                              ---------
TOTAL MORTGAGE-BACKED SECURITIES--2.1%                        5,051,282
                                                              ---------
   (Cost $5,016,267)

ASSET-BACKED SECURITIES(2)
 1,000,000      FNMA Whole Loan, Series 1995-W1,
                   Class A6, 8.10%, 4/25/25                   1,038,140
 1,000,000      First Merchants Auto Receivables
                   Corp., Series 1996-B, Class A2,
                   6.80%, 5/15/01                             1,011,390
 2,000,000      NationsBank Auto Owner Trust,
                   Series 1996-A, Class B1,
                   6.75%, 6/15/01                             2,020,660
 2,000,000      Union Acceptance Corp.,
                   Series 1996-D, Class A3,
                   6.30%, 1/8/04                              1,977,780
 1,250,000      United Companies Financial Corp.,
                   Series 1996-D1, Class A4,
                   6.776%, 2/15/16                            1,244,288
 1,000,000      United Companies Financial Corp.,
                   Series 1996-D1, Class A5,
                   6.918%, 10/15/18                             991,590
                                                              ---------
TOTAL ASSET-BACKED SECURITIES--3.4%                           8,283,848
                                                              ---------
   (Cost  $8,246,293)

See Notes to Financial Statements


6    Schedule of Investments                American Century Investments


                            SCHEDULE OF INVESTMENTS

JUNE 30, 1997 (UNAUDITED)

Principal Amount                                               Value
--------------------------------------------------------------------------------
CORPORATE BONDS

     AUTOMOBILES & AUTO PARTS--1.0%
$1,500,000      Ford Motor Credit Corp.,
                   6.75%, 5/15/05                        $    1,470,000
 1,000,000      General Motors Corp.,
                   7.00%, 6/15/03                             1,005,000
                                                              ---------
                                                              2,475,000
                                                              ---------
BANKING--6.0%
 1,700,000      ABN Amro Bank NV (Chicago),
                   7.125%, 6/18/07                            1,704,250
 1,000,000      Capital One Financial Corp.,
                   8.125%, 3/1/00                             1,026,250
 1,000,000      Chase Manhattan Corp.,
                   8.80%, 8/1/97                              1,000,000
 1,750,000      Corestates Capital Corp.,
                   5.875%, 10/15/03                           1,655,937
 1,750,000      First Bank System Inc.,
                   7.625%, 5/1/05                             1,809,062
 1,000,000      First Union Corp.,
                   8.77%, 11/15/04                            1,043,750
 1,500,000      MBNA Corp.,
                   6.875%, 10/1/99                            1,511,250
 1,000,000      National Westminster Bank PLC,
                   7.75%, 10/16/07                            1,031,250
 1,300,000      NationsBank Capital Trust I,
                   VRN, 6.36641%, 7/15/97, resets
                   quarterly off the 3-month LIBOR
                   plus 0.55% with no caps,
                   final maturity 1/15/27                     1,265,303
 1,000,000      NationsBank Corp.,
                   6.875%, 2/15/05                              988,750
 1,500,000      Santander Financial Issuances Ltd.,
                   7.00%, 4/1/06                              1,485,000
                                                              ---------
                                                             14,520,802
                                                              ---------
COMMUNICATIONS SERVICES--1.5%
 1,000,000      GTE Southwest, 5.82%, 12/1/99                   992,500
   500,000      Tele-Communications, Inc.,
                   8.25%, 1/15/03                               513,125
 2,050,000      WorldCom, Inc., 7.55%, 4/1/04                 2,088,438
                                                              ---------
                                                              3,594,063
                                                              ---------
DIVERSIFIED COMPANIES--0.4%
     1,000,000  Hanson Overseas BV,
                   6.75%, 9/15/05                               978,750
                                                              ---------

Principal Amount                                               Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES--6.2%
$1,500,000      Associates Corp., N.A.,
                   6.375%, 10/15/02                       $   1,477,500
 1,000,000      Associates First Capital Corp.,
                   6.75%, 7/15/01                             1,002,500
 1,000,000      First USA, Inc., 7.00%, 8/20/01               1,008,750
 1,500,000      Lehman Brothers Holdings Inc.,
                   6.625%, 11/15/00                           1,492,500
 1,000,000      Money Store Inc. (The),
                   8.05%, 4/15/02                             1,016,250
 1,750,000      Norwest Financial, Inc.,
                   6.25%, 11/1/02                             1,721,563
 1,700,000      Price REIT, Inc. (The),
                   7.25%, 11/1/00                             1,717,000
 1,000,000      Price REIT, Inc. (The), 7.125%,
                   6/15/04                                      993,750
 1,250,000      Salomon Brothers Inc.,
                   6.50%, 3/1/00                              1,243,750
   600,000      Salomon Brothers Inc.,
                   7.30%, 5/15/02                               605,250
 1,000,000      Travelers/Aetna Property
                   Casualty Corp., 6.75%, 4/15/01             1,001,250
 1,750,000      Wharf International Finance Ltd.,
                   7.625%, 3/13/07 (Acquired
                   3/6/97, Cost $1,736,158)(3)                1,745,625
                                                              ---------
                                                             15,025,688
                                                              ---------
INDUSTRIAL EQUIPMENT & MACHINERY--0.6%
 1,500,000      Anixter International Inc.,
                   8.00%, 9/15/03                             1,535,625
                                                              ---------

INSURANCE--2.2%
 1,200,000      Aetna Services Inc.,
                   6.75%, 8/15/01                             1,203,000
   675,000      Delphi Financial Group, Inc.,
                   9.31%, 3/25/27                               692,719
 1,000,000      Nationwide Mutual Insurance Co.,
                   6.50%, 2/15/04 (Acquired 2/9/96,
                   Cost $1,008,420)(3)                          966,250
 1,000,000      Underwriters Reinsurance Co.,
                   7.875%, 6/30/06 (Acquired
                   8/6/96, Cost $1,031,200)(3)                1,037,500
 1,250,000      Zurich Capital Trust I, 8.376%,
                   6/1/37 (Acquired 5/28/97
                   through 6/11/97,
                   Cost $1,265,410)(3)                        1,296,875
                                                              ---------
                                                              5,196,344
                                                              ---------

See Notes to Financial Statements


Semiannual Report                                  Schedule of Investments   7


                            SCHEDULE OF INVESTMENTS

JUNE 30, 1997 (UNAUDITED)

Principal Amount                                               Value
--------------------------------------------------------------------------------
MEDIA & BROADCASTING--0.9%
$1,000,000      Time Warner Inc., 8.11%, 8/15/06        $     1,041,250
 1,000,000      Time Warner Inc., 6.85%, 1/15/26                993,750
                                                                -------
                                                              2,035,000
                                                              ---------
METALS & MINING--0.6%
 1,350,000      Barrick Gold Corp., 7.50%, 5/1/07             1,380,375
                                                              ---------

REAL ESTATE--0.5%
 1,200,000      Spieker Properties, Inc.,
                   6.80%, 12/15/01                            1,194,000
                                                              ---------

RETAIL (GENERAL MERCHANDISE)--0.4%
 1,000,000      Sears, Roebuck & Co., MTN,
                   7.12%, 6/4/04                              1,013,750
                                                              ---------

TOBACCO PRODUCTS--1.4%
 2,000,000      Philip Morris Companies Inc.,
                   6.80%, 12/1/03                             1,962,500
 1,250,000      Philip Morris Companies Inc.,
                   6.95%, 6/1/06                              1,256,250
                                                              ---------
                                                              3,218,750
                                                              ---------

UTILITIES--1.1%
 1,000,000      Kansas Power & Light Co.,
                   8.875%, 3/1/00                             1,052,500
 1,700,000      Pacific Gas & Electric Co.,
                   Series 93C, 6.25%, 8/1/03                  1,649,000
                                                              ---------
                                                              2,701,500
                                                              ---------
TOTAL CORPORATE BONDS--22.8%                                 54,869,647
                                                              ---------
   (Cost $54,887,768)

SOVEREIGN GOVERNMENTS & AGENCIES
 1,500,000      Korea Electric Power,
                   6.375%, 12/1/03                            1,436,250
 2,000,000      Province of Quebec,
                   6.50%, 1/17/06                             1,922,500
                                                              ---------
TOTAL SOVEREIGN GOVERNMENTS
& AGENCIES--1.4%
                                                              3,358,750
                                                              ---------
   (Cost $3,499,302)

Principal Amount                                               Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS--2.1%
     Repurchase Agreement, Goldman Sachs & Co.,
        (U.S. Treasury obligations), in a joint trading
        account at 5.80%, dated 6/30/97,
        due 7/1/97 (Delivery value $5,000,806)          $     5,000,000
                                                              ---------
   (Cost $5,000,000)

TOTAL INVESTMENT SECURITIES--100.0%                        $240,811,750
   (Cost  $204,200,729)                                    ============

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
     Contract         Settlement                         Unrealized
      to Sell            Date             Value             Gain
   2,020,892 CHF        7/31/97        $1,389,837          $19,696
                                       ==========          =======
(Value on Settlement Date $1,409,533)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
LIBOR = London Interbank Offered Rate
MTN = Medium Term Note
ORD = Foreign Ordinary Share
resets = The frequency  with which a  fixed-income  security's  coupon  changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective June 30, 1997.
(1)  Non-income producing.
(2) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.
(3) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be
     sold  to  qualified  institutional   investors.   The  aggregate  value  of
     restricted securities at June 30, 1997, was $5,046,250, which represented 2.1% of net assets.

See Notes to Financial Statements


8    Schedule of Investments                American Century Investments


                       STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1997 (UNAUDITED)

ASSETS
Investment securities, at value (identified cost of $204,200,729) (Note 3)...............$240,811,750
Cash  ........................................................................................836,296
Receivable for forward foreign currency exchange contracts.....................................19,696
Receivable for investments sold.............................................................1,555,199
Dividends and interest receivable...........................................................1,305,016
                                                                                           ----------
                                                                                          244,527,957
                                                                                          -----------

LIABILITIES
Payable for investments purchased...........................................................1,062,331
Payable for capital shares redeemed...........................................................617,185
Accrued management fees (Note 2)..............................................................195,910
Other liabilities.................................................................................153
                                                                                            ---------
                                                                                            1,875,579
                                                                                            ---------
Net Assets Applicable to Outstanding Shares..............................................$242,652,378
                                                                                         ============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized................................................................................200,000,000
                                                                                          ===========
Outstanding................................................................................31,297,077
                                                                                          ===========

Net Asset Value Per Share.................................................................$      7.75
                                                                                         ============


NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)..................................................$199,290,694
Undistributed net investment income.........................................................1,315,432
Accumulated net realized gain from investments and foreign currency transactions............5,416,064
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies (Note 3).................................36,630,188
                                                                                           ----------
                                                                                         $242,652,378
                                                                                         ============

See Notes to Financial Statements


Semiannual Report                   Statement of Assets and Liabilities        9


                            STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME
INCOME:
Interest.........................................................$  3,097,833
Dividends (net of foreign taxes withheld of $5,340)...................491,683
                                                                    ---------
                                                                    3,589,516
                                                                    ---------
EXPENSES (NOTE 2):
Management fees.....................................................1,118,018
Directors' fees and expenses............................................1,330
                                                                    ---------
                                                                    1,119,348
                                                                    ---------

NET INVESTMENT INCOME...............................................2,470,168
                                                                    ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)
NET REALIZED GAIN (LOSS) ON:
Investments.........................................................5,644,999
Foreign currency transactions........................................(12,973)
                                                                    ---------
                                                                    5,632,026
                                                                    ---------
CHANGE IN NET UNREALIZED APPRECIATION ON:
Investments........................................................11,506,869
Translation of assets and liabilities in foreign currencies............19,447
                                                                    ---------
                                                                   11,526,316
                                                                    ---------

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY...................................17,158,342
                                                                    ---------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS.........................................$19,628,510
                                                                   ==========


See Notes to Financial Statements


10   Statement of Operations                        American Century Investments


                      STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 1996

Increase in Net Assets                                                  1997           1996

OPERATIONS
Net investment income...........................................  $   2,470,168$      4,503,919
Net realized gain on investments
   and foreign currency transactions............................       5,632,026      9,871,687
Change in net unrealized appreciation
   on investments and translation of
   assets and liabilities in foreign currencies.................      11,526,316      7,482,658
                                                                      ----------      ---------
Net increase in net assets resulting from operations............      19,628,510     21,858,264
                                                                      ----------     ----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income......................................     (2,554,690)    (3,340,445)
From net realized gains from investment transactions............     (9,825,569)    (4,846,873)
                                                                     -----------    -----------
Decrease in net assets from distributions.......................    (12,380,259)    (8,187,318)
                                                                    ------------    -----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold.......................................      49,348,784     55,260,449
Proceeds from reinvestment of distributions.....................      12,380,260      8,187,318
Payments for shares redeemed....................................    (41,718,001)   (15,548,799)
                                                                    -----------    -----------
Net increase in net assets from capital share transactions......      20,011,043     47,898,968
                                                                      ----------     ----------

Net increase in net assets......................................      27,259,294     61,569,914

NET ASSETS
Beginning of period.............................................     215,393,084    153,823,170
                                                                     -----------    -----------
End of period...................................................    $242,652,378   $215,393,084
                                                                    ============   ============

Undistributed net investment income.............................    $  1,315,432   $  1,399,954
                                                                    ============   ============


TRANSACTIONS IN SHARES OF THE FUND
Sold............................................................       6,525,885      7,704,328
Issued in reinvestment of distributions.........................       1,737,653      1,168,206
Redeemed........................................................     (5,526,034)    (2,170,655)
                                                                     -----------    -----------
Net increase....................................................       2,737,504      6,701,879
                                                                       =========      =========

See Notes to Financial Statements


Semiannual Report                     Statements of Changes in Net Assets     11



                         NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT
     ACCOUNTING POLICIES

     ORGANIZATION -- American Century Variable Portfolios, Inc., formerly TCI Portfolios, Inc., (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century VP Balanced, formerly TCI Balanced, (the Fund) is one of the five series of funds issued by the Corporation. The Fund's investment objective is capital growth and current income. The Fund seeks to achieve its investment objective by maintaining approximately 60% of the assets in common stocks that are considered by management to have better-than-average prospects for appreciation and the remaining assets in bonds and other fixed income securities. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

     FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investments are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

     REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.


12   Notes to Financial Statements                  American Century Investments



                         NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997 (UNAUDITED)

     INCOME TAX STATUS -- It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

     SUPPLEMENTARY INFORMATION -- Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., and the Corporation's transfer agent, American Century Services Corporation.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1.00%.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases of investment securities, excluding short-term investments, totaled $151,759,962, including purchases of U.S. Treasury and Agency obligations totaling $20,268,473. Sales of investment securities, excluding short-term investments, totaled $146,462,994, including sales of U.S. Treasury and Agency obligations totaling $26,883,718.

     As  of  June  30,  1997,   accumulated  net  unrealized   appreciation  was
$36,459,623, based on the aggregate cost of investments of $204,352,127 for federal income tax purposes. Accumulated net unrealized appreciation consisted of unrealized appreciation of $37,862,068 and unrealized depreciation of $1,402,445.


Semiannual Report                         Notes to Financial Statements      13


                                      FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                                          1997(1)   1996      1995      1994      1993      1992
PER-SHARE DATA
Net Asset Value,
Beginning of Period ..................... $7.54    $7.04     $5.96     $6.07     $5.74     $6.19
                                         ------   ------    ------    ------    ------    ------
Income From Investment Operations
     Net Investment Income ..............  0.08     0.18      0.17      0.15      0.11      0.08
     Net Realized and Unrealized Gain
     (Loss) on Investment Transactions ..  0.56     0.65      1.08    (0.11)      0.33    (0.45)
                                         ------   ------    ------    ------    ------    ------
     Total From
     Investment Operations ..............  0.64     0.83      1.25      0.04     0.44     (0.37)
                                         ------   ------    ------    ------    ------    ------
Distributions
     From Net Investment Income .........(0.09)   (0.13)    (0.17)    (0.15)    (0.11)    (0.08)
     From Net Realized Gains
     on Investment Transactions .........(0.34)   (0.20)        --        --        --       --
                                         ------   ------    ------    ------    ------    ------
     Total Distributions ................(0.43)   (0.33)    (0.17)    (0.15)    (0.11)    (0.08)
                                         ------   ------    ------    ------    ------    ------
Net Asset Value, End of Period .......... $7.75    $7.54     $7.04     $5.96     $6.07     $5.74
                                         ======   ======    ======    ======    ======    ======
     Total Return(2) .................... 8.92%   12.21%    21.12%     0.61%     7.68%   (6.04)%
                                         ------   ------    ------    ------    ------    ------

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .................1.00%(3)    0.99%     0.97%     1.00%     1.00%     1.00%
Ratio of Net Investment Income
to Average Net Assets .................2.22%(3)    2.43%     2.69%     2.49%     1.97%     1.91%
Portfolio Turnover Rate ...............     68%     130%       87%       63%       68%       85%
Average Commission Paid per
Investment Security Traded ............ $0.0360  $0.0373   $0.0400     --(4)     --(4)     --(4)
Net Assets, End
of Period (in thousands) ..............$242,652 $215,393  $153,823  $105,100   $75,924   $34,382

(1)  Six months ended June 30, 1997 (unaudited).
(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
distributions,  if any.  Total  returns for  periods  less than one year are not annualized.
(3)  Annualized.
(4) Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.

See Notes to Financial Statements


14   Financial Highlights                           American Century Investments


                                     NOTES


Semiannual Report                                                    Notes    15


                             BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY AND POLICIES

     The fund's investment philosophy focuses on four important principles:

     We attempt to keep the fund fully invested at all times, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit potential for gain.

     For the equity portfolio, the management team seeks to own highly successful companies, which we define as those whose earnings and revenues are growing at accelerating rates.

     For the fixed income portfolio, "quality first" is the rule. The management team seeks only investment-grade bonds--those rated in the top four quality categories by nationally recognized statistical organizations.

     Each portfolio is managed by a team, rather than by one "star" manager. We believe this allows us to make better, more consistent management decisions.

     VP Balanced seeks to provide capital growth and current income. The fund keeps about 60% of its assets in the stocks of firms that are considered by management to have better-than-average prospects for appreciation. Under normal market conditions, the remaining assets are held in quality, intermediate-term bonds and other fixed-income securities.

COMPARATIVE INDICES

     The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

     The blended index is considered the benchmark for VP Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500, which reflects the 60% of the fund's assets invested in equity securities. The remaining 40% of the index is represented by the Lehman Intermediate Government/Corporate Index, which reflects the 40% of the fund's assets invested in intermediate-term bonds and other fixed-income securities.

     The Lehman Intermediate Government/Corporate Index is considered to represent the performance of a portfolio of intermediate-term U.S. government and corporate bonds. The index includes the Lehman Government and Corporate Bond Indices, which are composed of U.S. government, Treasury and agency securities with one- to 10-year maturities, as well as corporate and Yankee bonds with one- to 10-year maturities.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly-traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

FUND MANAGEMENT TEAM LEADERS

EQUITY PORTFOLIO:
Portfolio Manager          Jim Stowers III
Portfolio Manager          Bruce Wimberly

FIXED-INCOME PORTFOLIO:
Portfolio Manager          Bud Hoops
Portfolio Manager          Jeff Houston


16   Background Information                 American Century Investments


                                    GLOSSARY

FIXED INCOME TERMS

     CREDIT QUALITY reflects the financial strength of a debt security issuer and the likelihood of timely payment of interest and principal.

     DURATION is a measure of the sensitivity of a fixed income portfolio to changes in interest rates. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

     STANDARD & POOR'S (S&P) is an independent rating company, one of the two best known in the U.S. (the other is Moody's). The credit ratings issued by S&P and Moody's reflect the perceived financial strength (credit quality) of debt issuers. Debt securities rated "investment grade" (deemed to be of high enough credit quality to be appropriate investments for banks and other institutions) by S&P are those rated BBB or higher (the highest rating is AAA).

     WEIGHTED AVERAGE MATURITY (WAM), another measurement of the sensitivity of a fixed income portfolio to interest rate changes, indicates the average time until the principal in the portfolio is expected to be repaid, weighted by dollar amount. The longer the WAM, the more interest rate exposure and interest rate sensitivity the portfolio has.

RETURNS

     TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

     AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For year-by-year total returns, please refer to the "Financial Highlights" on page 14.

EQUITY TERMS

     BLUE-CHIP STOCKS -- generally considered to be the stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

     CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

     GROWTH STOCKS -- generally considered to be the stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, computer hardware and computer software companies.

     LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average, the S&P 500 and the Russell 1000 Index.

     MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

     PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

     SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Nasdaq Composite Index and the Russell 2000 Index.

     VALUE  STOCKS  --  generally  considered  to be stocks  that are  purchased
because  they  are   relatively   inexpensive.   These   stocks  are   typically
characterized by low P/E ratios.


Semiannual Report                                                  Glossary 17


[american century logo]
American
Century(sm)

P.O. Box 419385
Kansas City, Missouri
64141-6385

Investor Services:
1-800-345-3533 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-345-1833 or 816-444-3485

Fax: 816-340-4360

Internet: www.americancentury.com

American Century Variable Portfolios, Inc.

Investment Manager
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.

9707           [recycled logo]
SH-BKT-9290       Recycled

                               SEMIANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                 JUNE 30, 1997

                                AMERICAN CENTURY
                                    VARIABLE
                                PORTFOLIOS, INC.

                                  VP Advantage




                               TABLE OF CONTENTS


Our Message to You..........................................................1
Performance & Portfolio Information.........................................2
Management Q & A............................................................3
Schedule of Investments.....................................................5
Statement of Assets and Liabilities.........................................8
Statement of Operations.....................................................9
Statements of Changes in Net Assets........................................10
Notes to Financial Statements..............................................11
Financial Highlights.......................................................13
Background Information
     Investment Philosophy and Policies....................................16
     Comparative Indices...................................................16
     Fund Management Team Leaders..........................................16
Glossary...................................................................17

We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments



                               OUR MESSAGE TO YOU

           [photo of James E. Stowers, Jr. and James E. Stowers III]

     During the six months ended June 30, 1997, American Century VP Advantage Fund (formerly TCI Advantage) met its investment objective of providing current income and capital growth. In the Management Q&A that follows, the investment team discusses the fund's performance and strategy during the period.

     To enhance our conservative equity offerings, we are pleased to announce that we plan to add VP Income & Growth in September. This fund will use quantitative management strategies to pursue its investment objectives -- dividend growth, current income and capital appreciation. VP Income & Growth is designed to be a core holding for annuity investors seeking a fund that uses a risk-adjusted investment approach to provide returns representative of the overall performance of the U.S. stock market.

     In addition to building our fund family, we have also been strengthening our corporate team. In June, Bill Lyons, American Century's chief operating officer, became president, assuming full responsibility for the company's day-to-day operations. This change enables us to spend more time developing and refining new investment technologies and tools that build on and leverage the proprietary system we pioneered 25 years ago. One of our goals is to ensure that we continue to evolve and innovate -- building the investment tools today that will lead us and our investors to success in the next century.

     In July, American Century agreed to enter into a business partnership with J.P. Morgan & Co., one of the strongest and most respected firms in the financial services industry. J.P. Morgan will become a significant minority owner of American Century Companies, Inc., the parent corporation of the investment manager of American Century mutual funds. Through this partnership, we see many opportunities to expand the range of investment choices and services we offer. A global financial services firm, J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs.

     Within the framework of this new relationship, American Century will continue to operate as an independent company. No changes in your fund's portfolio managers, investment policies, fees or expenses are anticipated as a result of this transaction. American Century's corporate management team remains the same, and the Stowers family will retain voting control of the company.

     In closing, we want to reassure you that American Century remains committed to serving your investment needs first and foremost. Thank you for your trust and confidence.

Sincerely,

/s/James E. Stowers, Jr.                     /s/James E. Stowers III
James E. Stowers, Jr.                        James E. Stowers III
Chairman of the Board and Founder            Chief Executive Officer



Semiannual Report                                    Our Message to You        1


                      PERFORMANCE & PORTFOLIO INFORMATION

                                            AVERAGE ANNUAL RETURNS

                     6 MONTHS    1 YEAR     3 YEARS    5 YEARS   LIFE OF FUND(1)

TOTAL RETURNS AS OF JUNE 30, 1997
     VP Advantage.....6.67%     12.31%      11.77%      8.76%       8.37%
     Blended index....9.86%     17.68%      15.46%     11.29%      10.99%

(1)  The fund's inception date was 8/1/91.

See pages 16 and 17 for more information about comparative indices and returns.


[line graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
$10,000 investment made 8/1/91

Value on 6/30/97
Blended index $19,301
VP Advantage $16,086

               VP Advantage        Blended index
8/1/91            $10,000            $10,000
12/31/91          $11,381            $10,749
6/30/92           $10,571            $10,879
12/31/92          $10,953            $11,453
6/30/93           $11,350            $11,981
12/31/93          $11,702            $12,369
6/30/94           $11,519            $12,113
12/31/94          $11,823            $12,443
6/30/95           $12,983            $14,011
12/31/95          $13,803            $15,248
6/30/96           $14,323            $16,033
12/31/96          $15,080            $17,251
6/30/97           $16,086            $19,301

     Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

     The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the return line of the blended index does not.

[pie chart]

ASSET ALLOCATION (as of June 30, 1997)

Common Stocks                          40%
U.S. Treasury Securities               39%
Short-Term Cash Investments            21%

See Glossary on page 17 for investment terms.


2    Performance & Portfolio Information           American Century Investments


                                MANAGEMENT Q & A

     An interview with Bruce Wimberly and Jeff Houston, portfolio managers on the VP Advantage equity and fixed-income investment teams.

     How did the fund perform for the six-month period ended June 30, 1997?

     The fund's total return was 6.67%, reflecting the combined performance of the fund's stock portfolio (40% of assets), bond portfolio (40% of assets) and cash portfolio (20% of assets). This performance lagged the 9.86% total return posted by the fund's benchmark, a blended index. This blended index combines the S&P 500, the Lehman Intermediate Government Bond Index and a three-month Treasury bill index in proportion to the asset mix of the fund. For the 12 months ended June 30, 1996, VP Advantage gained 12.31%, while the blended index returned 17.68%.

     What explains the fund's performance relative to its benchmark?

     It was affected primarily by the fact that the fund's small- and mid-cap stock holdings were out of favor. For the period, the fund's stock portfolio returned 5.34%, compared with 20.61% for the S&P 500, while the bond portfolio returned 1.09%, compared to the 2.76% return posted by its benchmark index, the Lehman Intermediate Government Bond Index.

     The performance of the blended index was heavily influenced by the exceptionally strong performance of the S&P 500, which represents 40% of the blended index. The S&P 500 reflects the performance of the U.S. stock market generally, but it has a large-capitalization bias. Large-cap stocks generally outperformed mid- and small-cap companies, particularly during the first quarter of 1997. This market trend worked against the fund, since we had purchased some attractive smaller-cap stocks late last year in an effort to improve the fund's performance. The underperformance of these stocks reduced the performance of the fund's stock portfolio below that of its benchmark. However, we think that blending these smaller, faster-growing companies with the fund's traditional holdings of larger, blue-chip firms will enhance returns over time.

     What specific stocks or sectors of the market had the greatest impact on the performance of the fund's stock portfolio?

     Some energy-related and technology companies proved disappointing. In the energy sector, VP Advantage held shares of several oil-drilling companies that had demonstrated impressive

TOP TEN EQUITY HOLDINGS             % of equity portfolio
                                  As of          As of
                                  6/30/97       12/31/96
Tyco International Ltd.            5.0%           -
Warner-Lambert Co.                 4.7%           3.5%
General Electric Co.               4.1%           2.9%
Pfizer, Inc.                       3.8%           2.8%
Lilly (Eli) & Co.                  3.5%           2.4%
Phillips Electronics N.V.          3.3%           -
Clear Channel
   Communications, Inc.            3.2%           1.1%
Intel Corp.                        3.2%           5.0%
Merck & Co., Inc.                  3.1%           2.5%
Outdoor Systems, Inc.              2.8%           -


TOP FIVE INDUSTRIES               % of equity portfolio
                                 As of           As of
                                 6/30/97        12/31/96
Pharmaceuticals                   20.6%          17.9%
Diversified Companies             12.4%           2.9%
Electrical & Electronic
   Components                     10.8%           6.7%
Banking                            7.9%           6.3%
Consumer Products                  6.5%           -


Semiannual Report                                           Management Q & A   3


                                MANAGEMENT Q & A

growth and whose stock appreciated steadily during the previous six months. We held onto these stocks because we expected to continue to benefit from increasing demand for new oil supplies. However, the stocks began sliding in mid-January as oil and gas prices fell.

     We continue to like certain sectors within technology, given their strong fundamental results over the period. However, as with many industries, there were pockets of weakness. Despite short-term price volatility, we remain committed to those companies that can demonstrate a sustained level of improving growth. We believe that in the long run, prices follow earnings.

     What changes are you making to the fund's stock portfolio?

     We've increased the portfolio's market capitalization by adding more quality mid-cap and large-cap stocks, which offer growth with a measure of stability. Companies that continue to appeal to us tend to have the following characteristics: dominant market share, pricing power, global reach, good capital management and strong management teams. A few examples include Clear Channel Communications, a leading consolidator of radio and TV companies,
Proctor  and  Gamble,  a  worldwide  distributor  of  household  products;   and
SunAmerica, a leader in retirement products. We also are reducing our concentrations in some sectors to provide broader diversification to the portfolio and reduce the impact of the fund's more volatile holdings.

     How did the fund's bond portfolio perform? What factors had an impact on performance?

     The bond portion of the fund performed about as well as could be expected in an unstable period for bonds. We assumed a cautious posture, keeping the portfolio's duration at or below the fund's neutral level for most of the period. The fund's duration proved to be an advantage in the somewhat volatile interest rate environment of the past six months. Rather than try to guess the direction of interest rates, we took a steady, cautious approach to managing the bond portion of the fund.

     What's your outlook for the fund's bond portfolio?

     It is uncertain if the Federal Reserve's interest rate hike in March was an isolated event or the first in a series of moves. All indicators seem to point to continued strong economic progress. Inflation has remained tame, but we are skeptical that prices can remain subdued with the economy growing at an annual rate of over 4%. Given that, we will maintain our cautious posture and continue to conservatively manage the portfolio's duration and average maturity.

VP ADVANTAGE'S FIXED-INCOME PORTFOLIO
                                               As of           As of
                                               6/30/97        12/31/96
Portfolio Sensitivity to Interest Rates
Weighted Average Maturity                    4.8 years        4.9 years
Duration                                     3.8 years        3.9 years

Portfolio Credit Quality                       % of fixed income portfolio
        (S&P Rating)
             AAA                                100%             100%

See Glossary on page 17.


4    Management Q & A                       American Century Investments


                            SCHEDULE OF INVESTMENTS

JUNE  30, 1997 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS

AEROSPACE & DEFENSE--1.6%
     3,800 BE Aerospace, Inc.(1)                                     $119,938
     3,400 United Technologies Corp.                                  282,200
                                                                      -------
                                                                      402,138
                                                                      -------

BANKING--3.2%
     4,000 BankAmerica Corp.                                          258,250
     1,900 Charter One Financial, Inc.                                102,481
     2,324 Chase Manhattan Corp.                                      225,573
     1,800 Citicorp                                                   217,013
                                                                      -------
                                                                      803,317
                                                                      -------

BIOTECHNOLOGY--0.2%
     3,900 Bio-Technology General Corp.(1)                             52,772
                                                                       ------

BROADCASTING & MEDIA--2.4%
     5,300 Clear Channel Communications, Inc.(1)                      325,950
     7,500 Outdoor Systems, Inc.(1)                                   285,938
                                                                      -------
                                                                      611,888
                                                                      -------

BUILDING & HOME IMPROVEMENTS--0.5%
     3,000 American Standard Companies Inc.(1)                        134,250
                                                                      -------

CHEMICALS & RESINS--0.4%
     2,200 Ecolab, Inc.                                               105,050
                                                                      -------

COMMUNICATIONS EQUIPMENT--0.6%
     1,000 Motorola Inc.                                               76,000
     2,900 Westell Technologies, Inc.(1)                               72,591
                                                                       ------
                                                                      148,591
                                                                      -------

COMPUTER PERIPHERALS--0.3%
     2,100 Western Digital Corp.(1)                                    66,412
                                                                       ------

COMPUTER SOFTWARE & SERVICES--2.3%
     2,700 BMC Software, Inc.(1)                                      149,681
     5,200 Compuware Corp.(1)                                         248,950
     3,000 Electronics for Imaging, Inc.(1)                           141,656
     1,000 Oracle Systems Corp.(1)                                     50,344
                                                                       ------
                                                                      590,631
                                                                      -------

COMPUTER SYSTEMS--0.8%
     1,000 Compaq Computer Corp.(1)                                    99,250
     2,600 Sun Microsystems, Inc.(1)                                   96,769
                                                                       ------
                                                                      196,019
                                                                      -------

Shares                                                                 Value
--------------------------------------------------------------------------------
CONSUMER PRODUCTS--2.6%
     2,500 Avon Products, Inc.                                    $   176,406
     3,000 Gillette Company                                           284,250
     1,400 Procter & Gamble Co. (The)                                 197,750
                                                                      -------
                                                                      658,406
                                                                      -------

DIVERSIFIED COMPANIES--5.0%
     6,300 General Electric Co.                                       411,862
     2,600 Honeywell Inc.                                             197,275
     7,200 Tyco International Ltd.                                    500,850
     4,000 U.S. Industries, Inc.(1)                                   142,500
                                                                      -------
                                                                    1,252,487
                                                                    ---------

ELECTRICAL & ELECTRONIC
COMPONENTS--4.3%
     2,400 Altera Corp.(1)                                            121,275
     2,300 Intel Corp.                                                325,666
     700 Johnson Controls, Inc.                                        28,744
     2,500 KLA Instruments Corp.(1)                                   121,953
     4,800 LSI Logic Corp.(1)                                         153,600
     4,700 Phillips Electronics N.V.                                  337,812
                                                                      -------
                                                                    1,089,050
                                                                    ---------

ENERGY (PRODUCTION & MARKETING)--1.8%
     4,800 Falcon Drilling Co. Inc.(1)                                276,600
     2,900 Global Marine Inc.(1)                                       67,425
     6,200 Tubos de Acero de Mexico,
        S.A. ADR(1)                                                   114,313
                                                                      -------
                                                                      458,338
                                                                      -------

ENERGY (SERVICES)--1.1%
     2,000 Diamond Offshore Drilling, Inc.(1)                         156,250
     2,600 Energy Ventures, Inc.(1)                                   109,200
                                                                      -------
                                                                      265,450
                                                                      -------

ENVIRONMENTAL SERVICES--0.5%
     3,600 USA Waste Services, Inc.(1)                                139,050
                                                                      -------

FINANCIAL SERVICES--0.3%
     2,000 Federal National Mortgage Association                       87,250
                                                                       ------

FOOD & BEVERAGE--0.5%
     3,900 Panamerican Beverages Inc.                                 128,212
                                                                      -------

HEALTHCARE--0.5%
     2,350 Cardinal Health, Inc.                                      134,537
                                                                      -------

See Notes to Financial Statements


Semiannual Report                                  Schedule of Investments  5



                            SCHEDULE OF INVESTMENTS

JUNE 30, 1997 (UNAUDITED)

Shares/Principal Amount                                                Value
--------------------------------------------------------------------------------
INSURANCE--1.5%
     4,300 Conseco Inc.                                            $  159,100
     4,400 SunAmerica, Inc.                                           214,500
                                                                      -------
                                                                      373,600
                                                                      -------

LEISURE--0.3%
     2,300 Callaway Golf Co.                                           81,650
                                                                       ------

PHARMACEUTICALS--8.2%
     2,100 American Home Products Corp.                               160,650
     3,700 Johnson & Johnson                                          238,188
     3,200 Lilly (Eli) & Co.                                          349,800
     3,000 Merck & Co., Inc.                                          310,500
     106 Novartis ORD                                                 169,495
     3,200 Pfizer, Inc.                                               382,400
     3,800 Warner-Lambert Co.                                         472,150
                                                                      -------
                                                                    2,083,183
                                                                    ---------

RETAIL (APPAREL)--0.2%
     600 Gucci Group N.V.                                              38,625
                                                                       ------

TEXTILES & APPAREL--0.9%
     4,900 Samsonite Corp.(1)                                         216,519
                                                                      -------

TOTAL COMMON STOCKS--40.0%                                         10,117,425
   (Cost $7,331,569)                                               ----------

U.S. TREASURY SECURITIES
$1,000,000   U.S. Treasury Notes,
                6.125%, 3/31/98                                     1,003,440
   350,000   U.S. Treasury Notes,
                6.00%, 9/30/98                                        350,437
   700,000   U.S. Treasury Notes,
                5.125%, 11/30/98                                      692,342
 1,000,000   U.S. Treasury Notes,
                7.75%, 1/31/00                                      1,036,560
 1,000,000   U.S. Treasury Notes,
                5.75%, 10/31/00                                       984,380
   200,000   U.S. Treasury Notes,
                5.625%, 11/30/00                                      196,000
   400,000   U.S. Treasury Notes,
                6.625%, 6/30/01                                       404,124
   250,000   U.S. Treasury Notes,
                6.375%, 9/30/01                                       250,158
   300,000   U.S. Treasury Notes,
                6.25%, 1/31/02                                        298,500

Principal Amount                                                       Value
--------------------------------------------------------------------------------
  $200,000   U.S. Treasury Notes,
                6.50%, 5/31/02                                    $   200,812
 1,250,000   U.S. Treasury Notes,
                5.75%, 8/15/03                                      1,207,425
   500,000   U.S. Treasury Notes,
                7.875%, 11/15/04                                      539,530
2,000,000    U.S. Treasury Notes,
                6.50%, 8/15/05                                      1,995,620
  200,000    U.S. Treasury Notes,
                5.875%, 11/15/05                                      191,438
  450,000    U.S. Treasury Notes,
                6.50%, 10/15/06                                       448,173
                                                                      -------

TOTAL U.S. TREASURY SECURITIES--38.8%                               9,798,939
   (Cost $9,893,932)                                                ---------

U.S. GOVERNMENT AGENCY SECURITIES--0.6%
     150,000 FNMA, MTN, 7.49%, 5/22/07                                150,673
                                                                      -------
   (Cost $150,747)

SHORT-TERM CASH INVESTMENTS(2)
     $400,000 par value FHLB Discount Note,
        5.301%, 7/1/97                                                400,000
     1,200,000 Units of Participation in Chase
        Vista Federal Money Market Fund
        (Institutional Shares), 5.32%, 7/1/97                       1,200,000
     1,200,000 Units of Participation in Chase
        Vista U.S. Government Money
        Market Fund (Institutional Shares),
        5.33%, 7/1/97                                               1,200,000
     Repurchase Agreement, Goldman Sachs &
        Co., Inc., (U.S. Treasury obligations),
        in a joint trading account at 5.80%,
        dated 6/30/97, due 7/1/97
   (Delivery value $1,200,193)                                      1,200,000
     Repurchase Agreement, Merrill Lynch & Co. Inc.,
        (U.S. Treasury obligations), in a
        joint trading account at 5.65%,
        dated 6/30/97, due 7/1/97
        (Delivery value $1,200,188)                                 1,200,000
                                                                    ---------
TOTAL short-term CASH
INVESTMENTS--20.6%                                                  5,200,000
                                                                    ---------
   (Cost $5,200,000)
TOTAL INVESTMENT SECURITIES--100.0%                               $25,267,037
   (Cost $22,576,248)                                             ===========

See Notes to Financial Statements


6    Schedule of Investments                     American Century Investments


                            SCHEDULE OF INVESTMENTS

JUNE 30, 1997 (UNAUDITED)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
     Contract         Settlement                         Unrealized
      to Sell            Date             Value             Gain
    154,553 CHF         7/31/97         $106,292           $1,506
(Value on Settlement Date $107,798)     ========          =======

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
FHLB = Federal Home Loan Bank
FNMA = Federal National Mortgage Association
MTN = Medium Term Note
ORD = Foreign Ordinary Share
(1)  Non-income producing.
(2) The rates for U.S. Government Agency discount notes are the yield to maturity at June 30, 1997.

See Notes to Financial Statements


Semiannual Report                                   Schedule of Investments   7

                                     STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1997 (UNAUDITED)

ASSETS
Investment securities, at value (identified cost of $22,576,248) (Note 3) ...................    $25,267,037
Cash ........................................................................................         50,708
Receivable for forward foreign currency contracts ...........................................          1,506
Receivable for investments sold .............................................................        109,680
Dividends and interest receivable ...........................................................        179,973
                                                                                                     -------
                                                                                                  25,608,904
                                                                                                  ----------
LIABILITIES
Payable for investments purchased ...........................................................         58,151
Payable for capital shares redeemed .........................................................         38,171
Accrued management fees (Note 2) ............................................................         19,412
                                                                                                      ------
                                                                                                     115,734
                                                                                                     -------
Net Assets Applicable to Outstanding Shares .................................................    $25,493,170
                                                                                                 ===========

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ..................................................................................    200,000,000
                                                                                                 ===========

Outstanding .................................................................................      4,082,998
                                                                                                   =========

Net Asset Value Per Share ...................................................................    $      6.24
                                                                                                 ===========

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .....................................................    $21,849,819
Undistributed net investment income .........................................................        178,755
Accumulated undistributed net realized gain from investments and
   foreign currency transactions ............................................................        772,351
Net unrealized appreciation on investments and translation of
     assets and liabilities in foreign currencies (Note 3) ..................................      2,692,245
                                                                                                   ---------

                                                                                                 $25,493,170
                                                                                                 ===========

See Notes to Financial Statements


8    Statement of Assets and Liabilities            American Century Investments



                            STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest ........................................................ $   440,783
Dividends (net of foreign taxes withheld of $408) ...............      37,178
                                                                       ------
                                                                      477,961
                                                                      -------
Expenses (Note 2):
Management fees .................................................     120,856
Directors' fees and expenses ....................................         141
                                                                      -------
                                                                      120,997
                                                                      -------

Net investment income ...........................................     356,964
                                                                      -------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)
Net realized gain (loss) on:
Investments .....................................................     781,634
Foreign currency transactions ...................................       (992)
                                                                      -------
                                                                      780,642
                                                                      -------

Change in net unrealized appreciation on:
Investments .....................................................     499,902
Translation of assets and liabilities in foreign currencies .....       1,483
                                                                        -----
                                                                      501,385
                                                                      -------


Net realized and unrealized gain on
investments and foreign currency ................................   1,282,027
                                                                    ---------
Net Increase in Net Assets
Resulting from Operations .......................................  $1,638,991
                                                                   ==========

See Notes to Financial Statements


Semiannual Report                                 Statement of Operations   9


                                   STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 1996

Increase in Net Assets                                                  1997         1996

OPERATIONS
Net investment income .........................................       356,964     $758,761
Net realized gain on investments
     and foreign currency transactions ........................       780,642    1,368,192
Change in net unrealized appreciation
     on investments and translation of
     assets and liabilities in foreign currencies .............       501,385       48,325
                                                                      -------       ------
Net increase in net assets resulting from operations ..........     1,638,991    2,175,278
                                                                    ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ....................................     (389,326)    (583,561)
From net realized gains from investment transactions ..........   (1,349,890)  (1,133,859)
                                                                  -----------  -----------
Decrease in net assets from distributions .....................   (1,739,216)  (1,717,420)
                                                                  -----------  -----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .....................................       472,482    1,450,803
Proceeds from reinvestment of distributions ...................     1,739,217    1,717,420
Payments for shares redeemed ..................................   (1,848,212)  (2,433,460)
                                                                  -----------  -----------
Net increase in net assets from capital share transactions ....       363,487      734,763
                                                                      -------      -------

Net increase in net assets ....................................       263,262    1,192,621

NET ASSETS
Beginning of period ...........................................    25,229,908   24,037,287
                                                                   ----------   ----------

End of period .................................................   $25,493,170  $25,229,908
                                                                  ===========  ===========

Undistributed net investment income ...........................    $   178,75  $   211,117
                                                                  ===========  ===========

TRANSACTIONS IN SHARES OF THE FUND
Sold ..........................................................        75,903      238,512
Issued in reinvestment of distributions .......................       295,333      288,203
Redeemed ......................................................     (299,944)    (398,378)
                                                                    ---------    ---------
Net increase ..................................................        71,292      128,337
                                                                    =========   ==========

See Notes to Financial Statements


10   Statements of Changes in Net Assets            American Century Investments



                         NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Variable Portfolios, Inc., formerly TCI Portfolios, Inc., (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century VP Advantage, formerly TCI Advantage, (the Fund) is one of the five series of funds issued by the Corporation. The Fund's investment objective is current income and capital growth. The Fund seeks to achieve its investment objective by investing approximately 20% of the Fund's assets in cash or cash equivalents, 40% in fixed income securities with a weighted average maturity of three to ten years and 40% in equity securities that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

     FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investments are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

     REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.


Semiannual Report                         Notes to Financial Statements      11



                         NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997 (UNAUDITED)

     INCOME TAX STATUS -- It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

     SUPPLEMENTARY INFORMATION -- Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., and the Corporation's transfer agent, American Century Services Corporation.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1.00%.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases of investment securities, excluding short-term investments, totaled $7,561,259, including purchases of U.S. Treasury and Agency obligations totaling $752,500. Sales of investment securities, excluding short-term investments, totaled $8,347,385, including sales of U.S. Treasury and Agency obligations totaling $423,938.

     As of June 30, 1997, accumulated net unrealized appreciation was $2,690,789, consisting of unrealized appreciation of $2,869,847 and unrealized depreciation of $179,058. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


12   Notes to Financial Statements                 American Century Investments



                                      FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)

                                           1997(1)   1996     1995     1994     1993      1992
PER-SHARE DATA
Net Asset Value,
Beginning of Period .....................  $6.29     $6.19   $5.48    $5.57    $5.32     $5.64
                                           -----     -----   -----    -----    -----     -----
Income From Investment Operations
    Net Investment Income ...............   0.09      0.20    0.20     0.15     0.11      0.11
    Net Realized and Unrealized Gain
    (Loss) on Investment Transactions ...   0.30      0.34    0.71   (0.09)     0.25    (0.32)
                                            ----      ----    ----   ------     ----    ------
    Total From
    Investment Operations ...............   0.39      0.54    0.91     0.06     0.36    (0.21)
                                            ----      ----    ----     ----     ----    ------
Distributions
    From Net Investment Income .......... (0.10)    (0.15)  (0.20)   (0.15)   (0.11)    (0.11)
    From Net Realized Gains
    on Investment Transactions .......... (0.34)    (0.29)      --       --       --        --
                                          ------                --       --       --        --
    Total Distributions ................. (0.44)    (0.44)  (0.20)   (0.15)   (0.11)    (0.11)
                                          ------    ------  ------   ------   ------    ------
Net Asset Value, End of Period ..........  $6.24     $6.29   $6.19    $5.48    $5.57     $5.32
                                          ======     =====   =====    =====    =====     =====
    Total Return(2) .....................  6.67%     9.25%  16.75%    1.03%    6.82%   (3.75)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ................. 0.98%(3)     0.98%   0.95%    1.00%    1.00%     1.00%
Ratio of Net Investment Income
to Average Net Assets ................. 2.88%(3)     3.10%   3.32%    2.65%    2.07%     2.32%
Portfolio Turnover Rate ...............      39%       80%     99%      57%      77%       85%
Average Commission Paid per
Investment Security Traded ............  $0.0358   $0.0380 $0.0410    --(4)    --(4)     --(4)
Net Assets, End
of Period (in thousands) ..............  $25,493   $25,230 $24,037  $22,413  $20,959   $16,580

(1)  Six months ended June 30, 1997 (unaudited).
(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
distributions,  if any.  Total  returns for  periods  less than one year are not annualized.  (3)  Annualized.  (4)  Disclosure  of average  commission  paid per investment security traded was not required prior to the year ended December 31,
1995.

See Notes to Financial Statements


Semiannual Report                                     Financial Highlights    13



                                     NOTES


14   Notes                                          American Century Investments




                                     NOTES


Semiannual Report                                                    Notes    15



                             BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY AND POLICIES

     The fund's investment philosophy focuses on four important principles:

     We attempt to keep the fund's equity and bond portfolios fully invested at their respective percentages (see below), regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit potential for gain.

     For the equity portfolio, the management team seeks to own highly successful companies, which we define as those whose earnings and revenues are growing at accelerating rates.

     For the fixed income portfolio, "quality first" is the rule. The management team seeks only investment-grade bonds and money market securities--those rated in the top four quality categories by nationally recognized statistical organizations.

     Each portfolio is managed by a team, rather than by one "star" manager. We believe this allows us to make better, more consistent management decisions.

     VP Advantage seeks to provide current income and capital growth. Under normal market conditions the fund keeps about 40% of its assets in quality, intermediate-term U.S. bonds, 20% in U.S. government money market securities and the remaining 40% in the stocks of firms with accelerating growth rates.

COMPARATIVE INDICES

     The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

     The blended index is considered the benchmark for VP Advantage. It combines three widely known indices in proportion to the asset mix of the fund. Accordingly, 40% of the index is represented by the Lehman Intermediate Government Bond Index, which reflects the 40% of the fund's assets invested in intermediate-term bonds. Another 20% of the index is represented by a three-month Treasury bill index, which reflects the 20% invested in U.S. government money market securities. The remaining 40% of the index is represented by the S&P 500, which reflects the 40% of the fund's assets invested in equity securities.

     The Lehman Intermediate Government Bond Index is considered to represent the performance of a high-quality portfolio of intermediate-term U.S. Treasury and government agency bonds. The index is composed of over 800 U.S. Treasury and government agency securities with an average maturity of three to five years.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly-traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

FUND MANAGEMENT TEAM LEADERS
     EQUITY PORTFOLIO:
     Portfolio Manager              Jim Stowers III
     Portfolio Manager              Bruce Wimberly

     FIXED-INCOME PORTFOLIO:
     Portfolio Manager              Bud Hoops
     Portfolio Manager              Jeff Houston


16   Background Information                         American Century Investments



                                    GLOSSARY

FIXED INCOME TERMS

     CREDIT QUALITY reflects the financial strength of a debt security issuer and the likelihood of timely payment of interest and principal.

     DURATION is a measure of the sensitivity of a fixed income portfolio to changes in interest rates. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

     STANDARD & POOR'S (S&P) is an independent rating company, one of the two best known in the U.S. (the other is Moody's). The credit ratings issued by S&P and Moody's reflect the perceived financial strength (credit quality) of debt issuers. Debt securities rated "investment grade" (deemed to be of high enough credit quality to be appropriate investments for banks and other institutions) by S&P are those rated BBB or higher (the highest rating is AAA).

     WEIGHTED AVERAGE MATURITY (WAM), another measurement of the sensitivity of a fixed income portfolio to interest rate changes, indicates the average time until the principal in the portfolio is expected to be repaid, weighted by dollar amount. The longer the WAM, the more interest rate exposure and interest rate sensitivity the portfolio has.

RETURNS

     TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

     AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For year-by-year total returns, please refer to the "Financial Highlights" on page 13.

EQUITY TERMS

     BLUE-CHIP STOCKS -- generally considered to be the stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

     CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

     GROWTH STOCKS -- generally considered to be the stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, computer hardware and computer software companies.

     LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average, the S&P 500 and the Russell 1000 Index.

     MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

     PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

     SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Nasdaq Composite Index and the Russell 2000 Index.

     VALUE  STOCKS  --  generally  considered  to be stocks  that are  purchased
because  they  are   relatively   inexpensive.   These   stocks  are   typically
characterized by low P/E ratios.


Semiannual Report                                                    Glossary 17



[american century logo]
American
Century(sm)

P.O. Box 419385
Kansas City, Missouri
64141-6385

Investor Services:
1-800-345-3533 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-345-1833 or 816-444-3485

Fax: 816-340-4360

Internet: www.americancentury.com

American Century Variable Portfolios, Inc.

Investment Manager
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.

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